PROSPECTUS

[Logo]

 1,314,122 Shares of Common Stock, par value $.10 per share

              Issuable Upon Exercise of Rights
                          to Subscribe for such Shares
                       LIBERTY ALL-STAR GROWTH FUND, INC.

     Liberty All-Star Growth Fund, Inc. ("All-Star") is offering to its shareholders of record as of the close of business on June 2, 1998 rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 1,314,122 shares of Common Stock, par value $.10 per share, of All-Star (the "Shares") at the rate of one Share for each ten Rights held (the "Offer"), and entitling such shareholders to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights. The Rights are not transferable and will not be admitted for trading on the New York Stock Exchange. See "The Offer". THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE LOWER OF (i) THE LAST REPORTED SALE PRICE ON THE NEW YORK STOCK EXCHANGE ON JULY 10, 1998 OF A SHARE OF ALL-STAR, OR (ii) THE NET ASSET VALUE OF A SHARE OF ALL-STAR ON THAT DATE.

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JULY 9, 1998 (the "Expiration Date"). SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.

     For additional information, please call Corporate
Investor Communications, Inc. (the "Information Agent") toll free at (888) 216-4788.

     All-Star is a multi-managed diversified closed-end management investment company that allocates its portfolio assets on an approximately equal basis among several independent investment organizations (currently three in number) having different investment styles recommended and monitored by Liberty Asset Management Company, All-Star's fund manager. All-Star's investment objective is to seek long term capital appreciation. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities.

     The address of All-Star is Federal Reserve Plaza, Boston, Massachusetts 02210 and its telephone number is 1-800-542-3863. All-Star's shares are listed on the New York Stock Exchange under the symbol "ASG".

     All-Star announced the terms of the Offer before the opening of trading on the New York Stock Exchange on April 24, 1998. The net asset value per share of common stock of All-Star at the close of business on April 23, 1998 and June 2, 1998 was $14.56 and $13.53, respectively, and the last reported sale price of a share on such Exchange on those dates was $13.562 and $12.438, respectively.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

===================================================================
           Subscription                        Proceeds to
           Price (1)       Sales Load     All-Star(2)
-------------------------------------------------------------------

Per Share...$11.82              NONE         $11.82

-------------------------------------------------------------------

Total.......$15,532,922         NONE         $15,532,922

===================================================================

     (1) Estimated based on an assumed Subscription Price of 95% of the last reported sale price on the New York Stock Exchange on June 2, 1998.

     (2) Before deduction of expenses payable by All-Star, estimated at $105,000.

                 ---------------------------

     As a result of the terms of the Offer, shareholders who do not exercise their Rights will, upon completion of the Offer, own a smaller proportional interest in All-Star. In addition, because the Subscription Price per share will be less than the then current net asset value per share, the Offer will result in some dilution of the aggregate net asset value of the shares owned by shareholders who do not fully exercise their Rights.

                -----------------------------

   This Prospectus sets forth concisely the information
               that a shareholder ought
               to know before exercising his
      or her Rights and should be retained for future reference. A Statement of Additional Information dated
    June 3, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional  Information  appears on
      page 22 of this Prospectus, and a copy is available
         at no charge by calling the Information Agent
                     at (888) 216-4788.

               -------------------------------

                  The date of this Prospectus
                       is June 3, 1998

                       [End of Cover]

                                    EXPENSES


Shareholder Transaction Expenses

     These are the expenses that an investor incurs when buying shares of All-Star, whether in this Offer, in the open-market or through All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan.

     Sales load                     None(1)
     Dividend Reinvestment
       and Cash Purchase Plan Fees  $1.25 per
                                    voluntary cash
                                    investment

----------------
(1) No sales load or commission will be payable in connection with this Offer. Purchases of shares through brokers in secondary market transactions are subject to brokers' commissions and charges.

Annual Expenses (as a percentage of net assets attributable to Common Stock)

     Management and administrative fees      1.00%
     Other Expenses                           .19%
     Total Annual Expenses                   1.19%

     Example: You would pay the following expenses on an investment (at net asset value) of $1,000, assuming a 5% annual return.

1 Year   3 Years       5 Years      10 Years
------   -------       -------      --------
$12      $38           $65          $144

     These figures are intended to illustrate the effect of All-Star's expenses, but are not meant to predict its future returns and expenses, which may be higher or lower than those shown.

     The purpose of the above tables is to assist investors in understanding the various costs and expenses that an investor in All-Star will bear directly or indirectly. The numbers shown under the Annual Expenses table are projections based on All-Star's actual expenses for the year ended December 31, 1997, and on its projected net assets assuming the offer is fully subscribed for at an assumed Subscription Price of $11.82 per share, and have been adjusted to assume that the increased management and administrative fees to be effective August 1, 1998 (see "Management of All-Star") were in effect for the full year ended December 31, 1997. See "Financial Highlights" for All-Star's actual ratio of expenses to average net assets for the year ended December 31, 1997.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

Purpose of the Offer

     The Board of Directors of Liberty All-Star Growth
Fund, Inc. ("All-Star" or the "Fund") has determined that it would be in the best interest of All-Star and its shareholders to increase the assets of All-Star available for investment. The Offer seeks to reward investors in All-Star by giving existing shareholders the opportunity to purchase additional Shares at a price below market value and without brokerage commissions. See "The
Offer-Purpose of the Offer."

Terms of the Offer

     All-Star is issuing to its shareholders of record as of the close of business on June 2, 1998 (the "Record Date") rights ("Rights") to subscribe for an aggregate of 1,314,122 shares (sometimes referred to herein as the "Shares") of Common Stock, par value $.10 per share, of All-Star. Each such shareholder is being issued one Right for each full share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire, at the Subscription Price (as hereinafter defined), one Share for each ten Rights held. Rights may be exercised at any time during the period (the "Subscription Period") which commences on June 9,1998 and ends at 5:00 p.m., New York time, on July 9, 1998 (the "Expiration Date"). The right to acquire during the Subscription Period at the Subscription Price one additional Share for each ten Rights held is hereinafter referred to as the "Primary Subscription."

     In addition, any shareholder who fully exercises all Rights issued to him or her (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

     The subscription price per Share (the "Subscription Price") will be 95% of the lower of (i) the last reported sale price on the New York Stock Exchange on July 10, 1998 (the "Pricing Date") of a share of Common Stock of All-Star, or
(ii) the net asset value of a share of All-Star on the Pricing Date. Since the Expiration Date is prior to the Pricing Date, shareholders who choose to exercise their Rights will not know at the time they exercise such Rights what the purchase price for Shares acquired pursuant to such exercise will be. Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent. Subscription payments will be held by the Subscription Agent pending completion of the processing of the subscription. No interest thereon will be paid to subscribers.

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the New York Stock Exchange. Since fractional shares will not be issued on exercise of Rights, shareholders who receive, or are left with, fewer than ten Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of fractional shares.

Shareholders' inquiries about the Offer should be directed to their broker, bank or trust company, or to:

           Corporate Investor Communications, Inc.
                       1-888-216-4788



             Important Dates to Remember

Event                                        Date

Record Date. . . . . . . . . . . . . . .   June 2, 1998

Subscription
  Period . . . . . . . . . . . . . . . .   June 9, 1998
                                           through July 9, 1998

Expiration Date (Deadline for delivery
of Subscription Certificate together
with payment of estimated Subscription
Price or for delivery of Notice of
Guaranteed Delivery). . . . . . . . . . .  July 9, 1998
Pricing Date . . . . . . . . . . . . . ..  July 10, 1998
Deadline for payment of final
Subscription Price pursuant to Notice
Of Guaranteed Delivery. . . . . . . . . .  July 14, 1998
Confirmation
  to Registered Shareholders. . . . . . .  July 21, 1998
For Registered Shareholders'
Subscriptions - deadline for
payment of unpaid balance if final
Subscription Price is higher than
Estimated Subscription Price. . . . . . .  August 7, 1998

Information about All-Star

     All-Star is a multi-managed diversified closed-end management investment company that allocates its assets on an approximately equal basis among a number of independent investment management organizations (currently three in number) each having a different investment style. See "The Multi-Manager Concept." All-Star's investment objective is to seek long-term capital appreciation. It seeks its objective through investment primarily (at least 65% of total assets under normal conditions) in a diversified portfolio of equity securities. The portion of All-Star's portfolio not invested in equity securities (not more than 35% of total assets under normal conditions) is invested in U.S. Government Securities, repurchase agreements with respect thereto, and certain money market mutual funds. See "Investment Objective and Policies."

     All-Star commenced investment operations in March 1986 under the name "Growth Stock Outlook Trust, Inc." (see "History of the Fund" below). Its outstanding shares of Common Stock are listed and traded on the New York Stock Exchange (Symbol "ASG"). The average weekly trading volume of the shares on the New York Exchange during the year ended December 31, 1997 was 235,439 shares. As at June 2, 1998 All-Star's net assets were $177,783,000 and 13,141,220 shares of All-Star were issued and outstanding.

Information about Liberty Asset Management Company

     Liberty Asset Management Company ("LAMCO") provides Portfolio Manager selection, evaluation and monitoring services to All-Star, and is responsible for the provision of administrative services to the Fund, some of which are delegated to LAMCO's affiliate, Colonial Management Associates, Inc. ("Colonial"). See "Management of All-Star" for the fees paid by the Fund to LAMCO and by LAMCO to the Portfolio Managers. Since the fees of LAMCO and the Portfolio Managers are based on the average weekly net assets of All-Star, LAMCO and the Portfolio Managers will benefit from the Offer.

     LAMCO, organized in 1985, is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. As of June 2, 1998, approximately 72% of the combined voting power of the issued and outstanding voting stock of Liberty Financial Companies, Inc. was held, indirectly, by Liberty Mutual Insurance Company, and substantially all of the remaining shares are listed on the New York Stock Exchange.

Special Considerations and Risk Factors

     The following summarizes certain matters that should be considered, among others, in connection with the Offer.

Dilution.............  As a result of the terms of the
                       Offer, shareholders who do not
                       fully exercise their Rights should
                       expect that they will, at the
                       completion of the Offer, own a
                       smaller proportional interest in
                       All-Star than if they fully
                       exercise their Rights.  In
                       addition, some dilution of the
                       aggregate net asset value of the
                       shares owned by shareholders who do
                       not fully exercise their Rights
                       will be experienced as a result of
                       the Offer because the Subscription
                       Price will be less than the net
                       asset value per share and therefore
                       the number of shares outstanding
                       after the Offer will increase by a
                       greater percentage than the
                       increase in All-Star's assets.
                       Although it is not possible to
                       state precisely the amount of such
                       dilution because it is not known at
                       this time how many shares will be
                       subscribed for or what the net
                       asset value or market price per
                       share will be on the Pricing Date,
                       All-Star estimates that such
                       dilution should not be
                       substantial.  For example, if
                       All-Star's Shares are trading at a
                       discount from their net asset value
                       of 4.7% (the average discount for
                       the four month period ended April
                       30, 1998), and assuming all Rights
                       are exercised, the Subscription
                       Price would be 9.7% below
                       All-Star's net asset value per
                       share, resulting in a reduction of
                       such net asset value of
                       approximately $.14 per share, or
                       less than 0.93%.

Anti-takeover
  Provisions........... All-Star's Articles of
                       Incorporation and By-laws have
                       provisions (commonly referred to as
                       "anti-takeover provisions") which
                       are intended to have the effect of
                       limiting the ability of other
                       entities or persons to acquire
                       control of All-Star, to cause it to
                       engage in certain transactions, or
                       to modify its structure.  For
                       instance, the affirmative vote of
                       66 2/3 percent of the shares of the
                       Fund is required to authorize
                       All-Star's conversion from a
                       closed-end to an open-end
                       investment company, regardless of
                       whether such conversion is approved
                       or recommended by the Board of
                       Directors.  A similar shareholder
                       vote is required to authorize a
                       merger, sale of a substantial part
                       of the assets, issuance of
                       securities for cash, or similar
                       transaction with a person
                       beneficially owning five percent or
                       more of All-Star's shares, unless
                       approved by All-Star's Board of
                       Directors under certain
                       conditions.  These provisions
                       cannot be amended without a similar
                       super-majority vote.  In addition,
                       All-Star's Board of Directors is
                       divided into three classes, each of
                       which has a term of three years and
                       only one of which is elected at
                       each annual meeting of
                       shareholders.  See "Description of
                       Shares--Anti-takeover  Provisions
                       of the Articles of Incorporation
                       and By-laws; Super-majority Vote
                       Requirement for Conversion to
                       Open-End Status."

Distributions..........All-Star  currently has a policy of paying  distributions on its Common Stock totalling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. These fixed distributions are not related to All-Star's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions made under the 10% pay-out policy exceed All-Star's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital to shareholders (up to the amount of the shareholder's basis in his or her shares), and thereafter as gain from the sale of shares. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Such excess, however, will be treated first as ordinary dividend income up to the amount of All-Star's current and accumulated earnings and profits, and then as return of capital and capital gain as set forth above.

                           All-Star  may,  in the  discretion  of the  Board  of
                       Directors, retain for reinvestment net long-term capital gains in excess of net short-term capital losses for any year to the extent that its net investment income, net short-term realized gains, and net long-term realized gains exceed the minimum amount required to be distributed for such year under the 10% pay-out policy. Such retained capital gains will be taxed to both All-Star and the shareholders as long-term capital gains; however shareholders will be able to claim their proportionate share of the federal income taxes paid by All-Star as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their All-Star shares by the difference between their pro rata share of the undistributed capital gains and their tax credit. See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan."

Closed-end fund
  discounts............    Shares of closed-end
                       investment companies such as
                       All-Star are not redeemable and
                       frequently trade at a discount from
                       their net asset value.  This risk
                       is separate and distinct from the
                       risk that All-Star's net asset
                       value may decline. See "Share Price
                       Data."

                              FINANCIAL HIGHLIGHTS

     The following information as to per share operating performance, total investment return and ratios for each of the years in the ten year period ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, Boston, Massachusetts, independent auditors. The report of KPMG Peat Marwick LLP, together with the financial statements of All-Star, are included in the Statement of Additional Information (see cover page). The information for the three months ended March 31, 1998 is unaudited.

                          YEAR ENDED DECEMBER 31,
           ------------------------------------------------------
           Three
           months
           ended
           March
           31,
           1998 1997 1996 1995 1994 1993 1992 19911990 1989 1988
           ------------------------------------------------------
PER SHARE
OPERATING
PERFORMANCE:

Net asset
  value
  at
  beginning
  of
period $12.89 $11.27 $10.55 $9.95 $10.54 $10.28 $10.40 $9.90 $10.10 $9.59 $9.18

Income from Investment
Operations:

  Net
  investment
  income
  (loss)     --  (0.02) 0.01 0.31  0.23  0.18    0.29  0.44  0.54  0.57   0.41

Net
realized
and
unrealized
gain
(loss)
on
investments   1.82 2.88 1.86  1.05 (0.24)  0.56  0.03  0.71 (0.12) 0.58  0.41

Total
  from
  Investment
  Operations  1.82 2.86 1.87  1.36 (0.01)  0.74  0.32  1.15  0.42  1.15  0.82

Less
   Distributions:


   Dividends
   from
   net
   investment
   income     -  - (0.01) (0.31)(0.23)(0.18)(0.30) (0.44) (0.54) (0.57) (0.41)


   Distributions
   from
   realized
   capital
   gains     (0.35) (1.24)(1.01) (0.45)(0.35)(0.30)(0.14)(0.21)(0.08)(0.07) -
Total         ----   ---- ----- -----   ----  ---- ----- ----- ----  ----- ----
Distributions(0.35)(1.24)(1.02) (0.76)(0.58)(0.48)(0.44)(0.65)(0.62)(0.64)(0.41)

Impact of
   shares
   issued
   in
   dividend re-
   investment(a) -    -  (0.13)  -      -      -    -     -     -     -     -
Total          ----  ---  ----  ---    ----   ---  ---   ---   ---   ----  ----
   Distributions
   and
 Reinvestments(0.35)(1.24)(1.15)(0.76)(0.58)(0.48)(0.44)(0.65)(0.62)(0.64)(0.41)
Net asset      ----  ----  ----  ----- ---- ----- ----- ------ ---- ------ ----
   value
   at end
   of
 period$14.36 $12.89 $11.27 $10.55 $9.95 $10.54 $10.28 $10.40 $9.90 $10.10 $9.59
        -----  ----   -----  ----- -----  ----- ------  ----- -----  ----- ----
Per share
   market
   value
   at end
   of
   period
 $13.500 $11.938 $9.250 $9.375 $8.500 $10.250 $10.00 $10.00 $10.25 $10.00 $9.38
  -----   ------ -----   ----- ------  ------ ------ ------  ----- ------ -----

TOTAL INVESTMENT RETURN FOR
SHAREHOLDERS:(b)

Based on
   net
   asset
   value 14.36%(c)  27.3%  18.3%  14.6%  0.5%  7.2% 3.2% 11.9% 4.1% 12.1%  9.1%

Based on
   market
   price  16.0%(c)  43.6%   9.3%  19.3% (11.7)% 7.2% 4.4% 3.9%  8.9% 13.5% 5.8%

RATIOS AND SUPPLEMENTAL DATA:

Net
   assets
   at end
   of
   period
   (millions) $189  $167   $137   $120  $113  $125   $123 $125  $121 $124 $128
Ratio of
   expenses
   to
   average
   net
   assets 1.15%(d) 1.20%  1.35% 1.42%  1.51% 1.35% 1.33% 1.31% 1.48% 1.43% 1.46%
Ratio of
   net
   investment
   income
   to
   average
   net
   assets 0.01%(d)(0.18%) 0.06% 2.87%  2.12% 1.71% 2.80% 4.17% 5.30% 5.58% 4.24%
Portfolio
   turnover
   rate      8%(c)   57%    51%   82%    50%    47%  19%   25%   41%   25%  24%
Average
   commission
   rate(e)  $0.0545 $0.0502 $0.055  -     -    -      -     -     -    -    -

------------
(a) Effect on dividend reinvestment shares at a price below net asset value in accordance with the 1996 Automatic Dividend Reinvestment and Cash Purchase Plan.
(b)  Calculated assuming all distributions reinvested.
(c)  Not annualized
(d)  Annualized
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

     See "History of the Fund" below for changes in the investment management of All-Star effective May 27, 1994 and November 6, 1995.

                                SHARE PRICE DATA

     Trading in All-Star's shares on the New York Stock Exchange commenced on March 14, 1986. For the two years ended December 31, 1997 and the quarter ended March 31, 1998 the high and low sales prices for All-Star's shares, as reported in the consolidated transaction reporting system, and the highest discount from or premium to net asset value per share and the net asset value on the day or days when the shares traded at such high and low sales prices, were as follows:

=================================================================
                           (Dis-                    (Dis-
                           count                    count
                           from)                    from)
                           or                       or
                           Premium                  Premium
          High    Net      to Net  Low     Net      to Net
          Sales   Asset    Asset   Sales   Asset    Asset
          Price   Value    Value   Price   Value    Value
=================================================================
1996
=================================================================
1st
Quarter   $9.625  $10.47   -8.1%   $9.125  $10.28   -11.2%
-----------------------------------------------------------------
2nd
Quarter   $9.875  $11.62   -15.0%  $9.25   $10.80   -14.4%
-----------------------------------------------------------------
3rd
Quarter   $9.75   $11.70   -16.7%  $8.375  $10.34   -19.0%
-----------------------------------------------------------------
4th
Quarter   $10.50  $12.47   -15.8%  $9.125  $11.36   -19.7%
=================================================================
1997
=================================================================
1st
Quarter   $10.875 $11.93   -8.8%   $9.125  $11.16   -18.2%
-----------------------------------------------------------------
2nd
Quarter   $11.625 $12.48   -6.9%   $9.625  $10.63   -9.5%
-----------------------------------------------------------------
3rd
Quarter   $13.438 $13.36   0.6%    $11.188 $12.62   -11.4%
-----------------------------------------------------------------
4th
Quarter   $13.063 $13.12   -0.4%   $11.125 $12.77   -12.9%
=================================================================
1998
=================================================================
1st
Quarter   $13.938 $14.29   -2.5%   $11.625 $12.19   -4.6%
=================================================================

     All-Star's shares have historically traded at a discount from their net asset value. Certain features of and steps taken by All-Star may have tended to reduce the discount from net asset value at which its shares might otherwise have traded, although All-Star is not able to determine what effect, if any, these various features and steps may have had. All-Star's current 10% distribution policy (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan-10% Distribution Policy" below), begun in February, 1997, may have contributed to this effect. This trend may also have resulted in whole or in part from other factors, such as the Fund's investment performance and increased attention directed to All-Star by securities analysts and market letters.

     The net asset value of a share of All-Star on June 2, 1998 was $13.53. The last reported sale price of an All-Star share on that day was $12.438, representing a discount from net asset value of 8.1%.

                             INVESTMENT PERFORMANCE

     The table below shows two measures of All-Star's return to investors for periods beginning April 1, 1996 and ended March 31, 1998, the calendar quarter beginning April 1, 1996 being the first full calendar quarter during all of which the Fund was fully invested in accordance with LAMCO's multi-management methodology (see "History of the Fund" below). No. 1 ("All-Star NAV") shows All-Star's investment performance based on a valuation of its shares at net asset value ("NAV"). No. 2 ("All-Star Price") shows All-Star's investment performance based on the market price of All-Star's shares. Both measures assume reinvestment of all of the Fund's dividends and distributions in additional shares pursuant to All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan" below).

     The Lipper Growth Fund Average has been included so that the Fund's results may be compared with an unweighted average of the total return of open-end mutual funds classified as growth funds (i.e. mutual funds having investment objectives and policies comparable to All-Star) published by Lipper Analytical Services, Inc. The record of the S&P 500 Index has also been included so that All-Star's results may be compared with those of an unmanaged group of securities widely regarded by investors as representative of the stock market in general. The S&P 500 Index information reflects the total return (change in the market price) of the securities included in the index, and the Lipper Growth Fund Average information reflects the total return (change in net asset value) of the mutual funds included in the average, in each case assuming reinvestment of dividends and distributions.

--------------------------------------------------------------
              No. 1       No. 2        Lipper
              All-Star    All-Star     Growth     S&P 500
              NAV         Price        Fund       Index
                                       Average
--------------------------------------------------------------
--------------------------------------------------------------
1 Year Since
April 1, 1997 47.0%       49.6%        42.9%      48.0%
--------------------------------------------------------------
--------------------------------------------------------------
2 Years Since
April 1, 1996 27.9%       34.9%        26.6%      33.3%
--------------------------------------------------------------
--------------------------------------------------------------

--------------
The return shown is the average annual return for the period indicated to March 31, 1998.

     The above results represent All-Star's past performance and are not intended as a prediction of its future performance. The investment return, net asset value and market value of All-Star's shares will fluctuate, so that such shares when sold may be worth more or less than their original cost.

                                    THE OFFER

Terms of the Offer

     All-Star is issuing to the holders of its shares of Common Stock of record on the Record Date non-transferable Rights to subscribe for the Shares. Each such shareholder is being issued one Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire on Primary Subscription at the Subscription Price one Share for each ten Rights held. No Rights will be issued for fractional shares. Rights may be exercised at any time during the Subscription Period, which commences on June 9, 1998 and ends at 5:00 p.m., New York time, on July 9, 1998 (the "Expiration Date").

     In addition, any shareholder who fully exercises all Rights initially issued to him or her in the Primary Subscription (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription. For purposes of determining the number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record on the Record Date by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the New York Stock Exchange. Since fractional shares will not be issued, shareholders who receive, or who are left with, fewer than ten Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of such fractional shares.

     The Rights will be evidenced by Subscription Certificates which will be mailed to shareholders of record on the Record Date. Rights may be exercised by completing a Subscription Certificate and delivering it, together with payment by means of (i) a check or money order, or (ii) a Notice of Guaranteed Delivery, to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and the Shares paid for is set forth below under "Method of Exercise of Rights" and "Payment for Shares."

Purpose of the Offer

     The Board of Directors of All-Star has determined that it would be in the best interests of All-Star and its shareholders to increase the assets of All-Star available for investment, and that the potential benefits of the Offer to All-Star and its shareholders will outweigh the dilution to shareholders who do not fully exercise their rights. The proceeds of the Offer will enable
All-Star's   Portfolio  Managers  to  take  advantage  of  perceived  investment opportunities without having to sell existing portfolio holdings which they otherwise would retain. The Offer seeks to reward investors by giving existing shareholders the opportunity to purchase additional Shares at a price below market value and without brokerage commissions. Increasing the size of All-Star should result in lowering its total expenses as a percentage of average net assets. In addition, the Offer will enhance the likelihood that All-Star will continue to have sufficient assets remaining after the distributions called for by its current 10% distribution policy to permit the Fund to maintain the current ratio of its fixed expenses to its net assets.

     All-Star's Fund Manager and Portfolio Managers will benefit from the Offer because their fees are based on the average weekly net assets of All-Star. See "Management of All-Star." It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities that will fluctuate in value. One of All-Star's Directors who voted to authorize the Offer is an "interested person," within the meaning of the 1940 Act, of LAMCO, and therefore could benefit indirectly from the Offer. The other four Directors are not "interested persons" of All-Star or LAMCO.

     All-Star may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

Over-Subscription Privilege

     If some shareholders do not exercise all of their Rights initially issued to them in the Primary Subscription, the remaining unsubscribed Shares ("Excess Shares") will be offered, by means of the Over-Subscription Privilege, to holders of Rights who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares to which their Rights entitle them. Holders of Rights who exercise all their Rights initially issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) will have the opportunity to indicate on their Subscription Certificate how many Shares they are willing to acquire pursuant to this Over-Subscription Privilege. If there are sufficient Excess Shares, all over-subscriptions will be honored in full. If the Excess Shares are insufficient to honor all over-subscriptions, the available Excess Shares will be allocated (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held by them on the Record Date; provided, however, that if such pro rata allocation results in any holder being allocated a greater number of Excess Shares than such holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

         Holder's Record Date Position
         -----------------------------
         Total Record Date Position      x   Excess Shares
            of all Oversubscribers           Remaining

     The allocation process may involve a series of allocations in order to assure that the total number of shares available for Over-Subscription is distributed on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

     The Subscription Price for the Shares to be issued pursuant to the Rights will be 95% of the lower of (i) the last reported sale price of a share of Common Stock of All-Star on the New York Stock Exchange on July 10, 1998 (the "Pricing Date"), or (ii) the net asset value of a share of All-Star on the Pricing Date.

     All-Star announced the terms of the Offer before the opening of trading on the New York Stock Exchange on April 24, 1998. The net asset value per share of All-Star at the close of business on April 24, 1998 and on June 2, 1998 was $14.43 and $13.53, respectively, and the last reported sale price of a share on such Exchange on those dates was $13.75 and $12.438, respectively.

Expiration of the Offer

     The Offer will expire at 5:00 p.m., New York time, on July 9, 1998 (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended. Since the Expiration Date is prior to the Pricing Date, shareholders who decide to acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, what the purchase price for such Shares will be.

     Any extension, termination, or amendment of the Offer will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones New Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

     The Subscription Agent is State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200. State Street Bank and Trust Company is also the Fund's dividend paying agent, transfer agent and registrar. The Subscription Agent will receive from All-Star a fee estimated to be $33,000 and reimbursement for its out-of-pocket expenses related to the Offer.

Information Agent

     Any questions or requests for assistance regarding the Offer may be directed to the Information Agent at its telephone number and address listed below:

     Corporate Investor Communications, Inc.
     111 Commerce Road
     Carlstadt, NJ  07072-2586
     Call Toll Free (888) 216-4788

The Information Agent will receive a fee estimated at approximately $10,000.

Method of Exercise of Rights

     Rights may be exercised by filling in and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge such Rights holder a servicing fee in connection with such exercise. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than ten Rights will not be able to exercise such Rights.

     Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at one of the addresses set forth below.

     The Subscription Certificate and payment should be sent to STATE STREET BANK AND TRUST COMPANY by one of the following methods:

Subscription Certificate
Delivery Method            Address/Number
------------------------   --------------
By First Class Mail        State Street Bank and
                           Trust Company
                           Corporate Reorganization
                           P.O. Box 9061
                           Boston, MA  02205-8686

By Hand                    State Street Bank and Trust Company
                           Securities Transfer and Reporting
                               Services
                           One Exchange Place
                           55 Broadway, 3rd Floor
                           New York, New York  10006

By Overnight Courier       State Street Bank and Trust Company
or Express Mail            Corporate Reorganization Department
                           70 Campanelli Drive
                           Braintree, MA  02184

By Broker-Dealer or        Shareholders whose Shares are held in
other Nominee              a brokerage, bank or trust account
(Notice of Guaranteed      may contact their broker or other
 Delivery)                 nominee and instruct them to submit
                           a Notice of Guaranteed Delivery and
                           payment on their behalf.

     Delivery by any method or to any address not listed above will not constitute good delivery.

     All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by All-Star, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. All-Star reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful. All-Star also reserves the right to waive any irregularities or conditions, and the Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time, if any, as the Fund shall determine unless waived. Neither All-Star nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

Payment for Shares

     Holders of Rights who subscribe for Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

         (1) If, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery, by facsimile or otherwise, from a bank or trust company or a New York Stock Exchange or National Association of Securities Dealers member firm, guaranteeing delivery of (a) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (b) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment for the Shares is not received by the Subscription Agent by July 14, 1998.

         (2) Alternatively, a holder of rights can, together with the Subscription Certificate, send payment for the Shares acquired on Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on an estimated purchase price of $12.00 per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date.

     A PAYMENT BY CHECK OR MONEY ORDER, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH EXERCISE TO BE ACCEPTED. The check or money order must be drawn on a bank located in the United States and must be made payable to Liberty All-Star Growth Fund, Inc..

     On July 21, 1998 (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each shareholder exercising his or her Rights (or, if the All-Star shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such shareholder to All-Star or any excess to be refunded by All-Star to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York time, on August 7, 1998, and any excess payment to be refunded by All-Star to such shareholder will be mailed by the Subscription Agent with the confirmation. All payments by a shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and be payable to Liberty All-Star Growth Fund, Inc. Such payments will be held by the Subscription Agent pending completion of the processing of the subscription, and will then be paid to All-Star. Any interest earned on such amounts will accrue to All-Star and none will be paid to the subscriber.

     Whichever of the above two methods of payment is used, issuance and delivery of the Shares subscribed for are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     Rights holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent.

     If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, All-Star reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed and unpaid for Shares;
(ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell in the open market all or a portion of the Shares purchased by the holder, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares to enforce the relevant guaranty of payment or monetary damages.

     All-Star shareholders whose shares are held by a broker-dealer, bank, trust company or other nominee should contact the nominee to exercise their Rights and request the nominee to exercise their Rights in accordance with their instructions.

     Brokers, banks, trust companies, depositories and other nominees who hold All-Star shares for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the record holder of such Right should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment.

     The instructions contained on the Subscription Certificate should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO
ALL-STAR. (They should be sent to State Street Bank and Trust Company as indicated above).

Delivery of Stock Certificates

     Participants in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan") who exercise the Rights issued on the shares held in their accounts in the Plan will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Shareholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. With respect to all other shareholders, stock certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed, together with the confirmation and refund of the amount, if any, paid in excess of the final Subscription Price, on or about July 21, 1998 if the estimated Subscription Price is equal to or in excess of the final Subscription Price. If the shareholder's confirmation shows that an additional amount is payable due to the final Subscription Price exceeding the estimated Subscription Price, the stock certificates will be mailed on or about August 7, 1998, provided that such additional amount has been paid and payment for the Shares subscribed for has cleared, which clearance may take up to five days from the date of receipt of the payment. If such payment does not clear within five days from the date of receipt, All-Star may exercise its rights in the event of non-payment under "Payment for Shares" above.

Federal Income Tax Consequences

     For federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to holders of shares, and no loss will be realized if the Rights expire without being exercised. All-Star will realize no gain or loss on the issuance, exercise or expiration of the Rights.

     The holding period for a Share acquired upon exercise of a Right begins with the date of exercise. In the absence of a special election by the shareholder, the shareholder's basis for determining gain or loss upon the sale of that Share will be the per share Subscription Price. The gain or loss recognized upon such sale will be capital gain or loss if the Share was held as a capital asset at the time of sale taxable, in the case of noncorporate shareholders, at a maximum rate of 20% if the shareholder's holding period for the Share is more than eighteen months, or 28% if the shareholder's holding period for the Share is more than twelve months but less than or equal to eighteen months.

     The foregoing does not cover the state or local tax consequences of receiving or exercising a Right or address tax aspects of the Offer that may be relevant to shareholders subject to special treatment under the Internal Revenue Code (such as insurance companies, financial institutions, tax-exempt entities, employee benefit plans, dealers in securities, foreign corporations, and persons who are not citizens or residents of the U.S.). The foregoing is intended solely as general information, based on the Internal Revenue Code, applicable regulations and judicial precedent as of the date hereof, and each shareholder is advised to consult his or her own tax adviser regarding tax consequences.

Special Considerations and Risk Factors

     As a result of the terms of the Offer, shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in All-Star. In addition, because the Subscription Price will be less than the then current net asset value per Share, the Offer will result in a dilution of net asset value, which will disproportionately affect shareholders who do not exercise their Rights.

Possible Suspension of the Offer

     All-Star has, as required by the Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if subsequent to May 27, 1998,- the effective date of the Fund's Registration Statement,- All-Star's net asset value declines more than 10% from its net asset value as of May 27, 1998. Accordingly, All-Star will notify shareholders of any such decline and thereby permit them to cancel their exercise of Rights.

                                 USE OF PROCEEDS

     The net proceeds of the Offer, assuming that all Shares offered hereby are sold at an assumed Subscription Price of $11.82 per share, are estimated to be approximately $15,427,922, after deducting expenses payable by All-Star estimated at $105,000. Such net proceeds will be invested by All-Star's
Portfolio Managers in portfolio securities in accordance with All-Star's investment objective and policies. It is anticipated that investment of such net proceeds under normal market conditions will take place during a period of approximately 30 days from their receipt by All-Star, and would in any event be completed within three months. Pending such investment the net proceeds will be invested in Short-Term Money Market Instruments (as defined under "Investment Objective and Policies" below).

                               HISTORY OF THE FUND

     The Fund commenced investment operations on March 14, 1986 under the name "Growth Stock Outlook Trust, Inc." and under the management of Growth Stock Outlook, Inc. ("GSO"), a corporation owned by Mr. Charles Allmon and his wife. In May, 1990 the Fund's original investment objective of long-term capital appreciation (with income being a consideration in the selection of investments but not an investment objective) was changed to long-term capital appreciation as a primary objective and current income as a secondary objective, in each case with an emphasis on the preservation of capital, and in May, 1991 the Fund's name was changed to "The Charles Allmon Trust, Inc." During GSO's management of the Fund, a substantial portion of the Fund's portfolio was invested in U.S. Government Securities and other short-term cash equivalents.

     Pursuant to an Asset Acquisition and Fund Transition Agreement among LAMCO, GSO and Mr. Allmon, on May 27, 1994 the Fund entered into a Fund Management Agreement with LAMCO pursuant to which LAMCO provided its multi-manager services described under "The Multi-Manager Concept" below with respect to an initial amount equal to 20% of the Fund's total assets, with GSO continuing to manage the remaining 80%. LAMCO also assumed administrative responsibility for the Fund. On November 6, 1995 LAMCO assumed investment management responsibility for 100% of the Fund's assets, the Fund's name was changed to "Liberty All-Star Growth Fund, Inc.", the Fund's investment objective was returned to the original objective of long-term capital appreciation, eliminating the secondary objective of current income and the emphasis on preservation of capital, and the Fund's Board of Directors was reconstituted. The approximately 79% of the Fund's assets then being managed by GSO, over 80% of which had been invested in U.S. Treasury bills and other short-term cash equivalents, was assigned in substantially equal portions to the Fund's then three Portfolio Managers under LAMCO's supervision and within three months was substantially fully invested in equity securities in accordance with their respective investment styles.

                            THE MULTI-MANAGER CONCEPT

     All-Star allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers"),currently three in number,- recommended by LAMCO, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     In the opinion of LAMCO, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

         (i) most equity investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics;

         (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

         (iii) consequently, by allocating All-Star's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long-term than if a single style were employed throughout the entire period;

         (iv) consistent performance at a given annual rate of return over time produces a higher rate of return for the long-term than more volatile performance having the same average annual rate of return.

     LAMCO, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of several hundred professional investment management firms, has selected for appointment by All-Star a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to All-Star's investment objective.

     LAMCO continuously monitors the performance and investment styles of All-Star's Portfolio Managers and from time to time recommends changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by All-Star's Portfolio Managers. Since LAMCO's assumption of management responsibilities for the Fund in May, 1994 (see "History of the Fund"), All-Star has had two Portfolio Manager changes.

     All-Star Portfolio Manager changes, as well as the periodic rebalancings of its portfolio among the Portfolio Managers and the need to raise cash for All-Star's quarterly distributions, may result in some portfolio turnover in excess of what would otherwise be the case (see "Financial Highlights" above). Increased portfolio turnover would cause increased brokerage commission costs to the Fund, and may result in realization of capital gains, which are taxable to shareholders.

     Under the terms of an exemptive order issued to All-Star and LAMCO by the Securities and Exchange Commission, a portfolio management agreement with a new or additional Portfolio Manager may be entered into in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to,
All-Star's   agreements  with  its  other  Portfolio  Managers,   and  that  its
continuance is subject to approval by shareholders at All-Star's regularly scheduled annual shareholder meeting (normally held in April) next following the date of the new or additional portfolio management agreement. Information about Portfolio Manager changes or additions made in advance of shareholder approval will be announced to the press following Board of Director action and will be included in the next report to shareholders.

     All-Star's current Portfolio Managers are:

                         Oppenheimer Capital
                         William Blair & Company, L.L.C.
                         Mississippi Valley Advisers, Inc.

     See Appendix A for information about these Portfolio Managers, including the employees primarily responsible for the day-to-day management of the portion of All-Star's portfolio allocated to each.

              INVESTMENT OBJECTIVE AND POLICIES

     All-Star's investment objective is to seek long-term capital appreciation. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities. See "History of the Fund" above for its prior investment objectives.

     All-Star invests primarily (at least 65% under normal market conditions) in equity securities, including securities convertible into or exchangeable for equity securities.

     Although under normal market conditions All-Star will remain substantially fully invested in equity securities, up to 35% of the value of All-Star's total assets may be invested in obligations of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"), repurchase agreements with respect to U.S. Government Securities, and, to an extent not greater than 10% of the market value of the Fund's total assets, money market mutual funds that invest primarily in U.S. Government Securities. All-Star may temporarily invest without limit in U.S. Government Securities, repurchase agreements and money market mutual funds for defensive purposes when LAMCO or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

     All-Star's investment objective of long-term capital appreciation, as well as certain of its investment restrictions referred to under Reducing Risk below and in the Statement of Additional Information, are fundamental and may not be changed without a majority vote of All-Star's outstanding shares. Under the 1940 Act, a "majority vote" means the vote of the lesser of (a) 67% of the shares of All-Star represented at a meeting at which the holders of more than 50% of the outstanding shares of All-Star are present or represented, or (b) more than 50% of the outstanding shares of All-Star. Non-fundamental policies may be changed by vote of the Board of Directors.

Repurchase Agreements

     All-Star may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities to All-Star and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. All-Star requires the seller of the securities to maintain on deposit with All-Star's custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, All-Star could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 35% of All-Star's total assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

Foreign Securities

     All-Star may invest up to 25% percent of its net assets in foreign securities, provided that it will not purchase the securities of a foreign issuer if as a result more than 50% of the Fund's investments in equity securities would consist of securities of foreign issuers. All-Star presently does not intend to invest 10% or more of its assets in foreign securities. Investment in foreign securities involves considerations and risks not typically associated with investing in securities of domestic companies. See "Investment Objectives and Policies - Foreign Securities" in the Statement of Additional Information.

Risks

     As an investment company that holds common stocks, All-Star's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. All-Star may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investment in equities, and Fund shareholders should be able to tolerate significant fluctuations in the value of their investment in All-Star. All-Star is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

     In addition to the foregoing investment risks, shares of closed-end investment companies such as All-Star are not redeemable and frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that All-Star's net asset value may decline. See "Share Price Data" for information about the market price and net asset value of All-Star's shares since January 1, 1996.

Reducing Investment Risk

     As a matter of fundamental policy, All-Star will not (i), as to 75% of its total assets, purchase the securities (other than U.S. Government Securities) of any one issuer if after such purchase more than 5% of its assets would be invested in the securities of that issuer, (ii) purchase more than 10% of the outstanding voting securities of such issuer, (iii) invest 25% more of its total assets in the securities of issuers in the same industry, or (iv) invest more than 10% of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale (including unregistered securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933). See "Investment Restrictions" in the Statement of Additional Information.

                             MANAGEMENT OF ALL-STAR

     The management of All-Star's business and affairs is the responsibility of its Board of Directors.

     All-Star has a Fund Management Agreement with Liberty Asset Management Company (the "Fund Manager") pursuant to which LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services ("investment management services") described above under "The Multi-Manager Concept." No single individual at LAMCO is responsible for LAMCO's decisions with respect to the retention or replacement of the Portfolio Managers.

     LAMCO is also responsible for the provision of administrative services to All-Star, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers of All-Star who are officers or employees of LAMCO or its affiliates, and the supervision of transfer agency, dividend disbursing, custodial and other services provided to others. Certain of LAMCO's administrative responsibilities have been delegated to Colonial.

     LAMCO has its offices at 600 Atlantic Avenue, 23rd Floor, Boston, Massachusetts 02210. LAMCO was organized in 1985 and is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company, an international multi-line insurance carrier.

     Under All-Star's Portfolio Management Agreements with each of its Portfolio Managers and LAMCO, each Portfolio Manager has discretionary authority (including for the selection of brokers and dealers for the execution of All-Star's portfolio transactions) with respect to the portion of All-Star's assets allocated to it by LAMCO from time to time, subject to All-Star's investment objective and policies, to the supervision and control of the Directors, and to instructions from LAMCO. As described under "The Multi-Manager Concept", LAMCO from time to time reallocates All-Star's portfolio assets in order to maintain an approximately equal allocation of them among the Portfolio Managers and to preserve an approximately equal weighting among the different investment styles practiced by the Portfolio Managers. Although the Portfolio Managers' activities are subject to general oversight by LAMCO and the Directors and officers of All-Star, neither LAMCO nor such Directors and officers evaluate the investment merits of the Portfolio Managers' selections of individual securities.

     Although All-Star does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, All-Star's Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted under Rule 17e-1 under the 1940 Act.

     Under All-Star's Fund Management Agreement with LAMCO and its Portfolio Management Agreements with the Portfolio Managers, All-Star pays LAMCO a fund management fee and an administrative fee, and LAMCO in turn pays the fees of the Portfolio Managers from the fund management fees paid to it. The shareholders of the Fund at their 1998 annual meeting approved a new Fund Management Agreement with LAMCO and new Portfolio Management Agreements with the Portfolio Managers increasing, effective August 1, 1998, the fees payable to LAMCO and the Portfolio Managers on net assets in excess of $125 million. The annual fees that are paid under the current agreements and that will be paid under the new agreements effective August 1, 1998 are shown below (fees are payable quarterly based on the indicated percentage of the Fund's average weekly net assets during the prior quarter).


                  Fund Management
                  Fee Paid to LAMCO
                  and Portfolio Manage-
Average weekly    ment Fee Paid to Port-     Administrative
Net Asset Value   folio Managers             Fee Paid to LAMCO     Total Fees
---------------   -----------------------    -----------------     ----------
Fee schedule under
current Agreements

First $125 million     0.75% (0.40% to       0.25%                    1.00%
                       Portfolio Managers)

Next $125 million      0.5625% (0.30% to     0.1875%                  0.75%
                       Portfolio Managers)

Over $250 million      0.375% (0.20% to      0.125%
     0.50%             Portfolio Managers)

Fee schedule under
new Agreements effective
August 1, 1998

First $300 million     0.80% (0.40% to       0.20%                    1.00%
                       Portfolio Managers)

Over $300 million      0.72% (0.36% to       0.18%                    0.90%
                       Portfolio Managers)


     Colonial provides pricing and bookkeeping services to All-Star for an annual fee of $21,000 plus an annual asset-based fee of 0.0233% of net assets in excess of $50 million, with breakpoint reductions at $500 million and $1 billion.

Custodian and Transfer Agent

     The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, is All-Star's custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer and dividend disbursing agent and registrar for All-Star.

Expenses of the Fund

     LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services and assumes responsibility for the administrative services described above, pays the compensation of and furnishes office space for the officers of All-Star who are affiliated with LAMCO, and pays the management fees of the Portfolio Managers. All-Star pays all its expenses, other than those expressly assumed by LAMCO. The expenses payable by All-Star include: management and administrative fees payable to LAMCO; pricing and bookkeeping fees payable to Colonial; fees and expenses of independent auditors; fees for transfer agent and registrar, dividend disbursing, custodian and portfolio recordkeeping services; expenses in connection with the Automatic Dividend Reinvestment and Cash Purchase Plan; expenses in connection with obtaining quotations for calculating the value of All-Star's net assets; taxes (if any) and the preparation of All-Star's tax returns; brokerage fees and commissions; interest; costs of director and shareholder meetings (including expenses of printing and mailing proxy material therefor); expenses of printing and mailing reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of All-Star's existence; membership dues for investment company industry trade associations; legal fees; stock exchange listing fees and expenses; fees to federal and state authorities for the registration of shares; fees and expenses of Directors who are not directors, officers, employees or stockholders of LAMCO or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

Year 2000

     Many existing computer programs and systems, including some used by LAMCO, by All-Star's custodian bank, transfer and dividend dispersing agent, and by Colonial in connection with its pricing and bookkeeping services to the Fund, have been written in such a way that, without modification, they will not properly process and calculate date-related information and data from and after January 1, 2000. All-Star has been advised that LAMCO, Colonial, and the Fund's custodian bank and transfer agent (neither of which are affiliated with LAMCO) are in the process of making any required modifications of their programs and systems and that they believe that they will complete such modifications on a timely basis and will be able properly to process such information and data for All-Star after that date. The cost of these modifications will not affect All-Star. However, failure by LAMCO or any of All-Star's other service providers to successfully complete the required modifications in a timely manner could have a materially adverse impact on All-Star.

                              DESCRIPTION OF SHARES

General

     All-Star's capitalization consists of 20,000,000 shares of Common Stock, par value $.10 per share, of which 13,141,220 shares were outstanding on the date of this Prospectus. The currently outstanding shares are, and the Shares offered hereby when issued and paid for pursuant to the terms of the Offer will be, fully paid and non-assessable. Shareholders would be entitled to share pro rata in the net assets of All-Star available for distribution to shareholders upon liquidation of All-Star.

     Shareholders are entitled to one vote for each share held. All-Star's shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of All-Star voting for the election of Directors can elect all the Directors standing for election, and, in such event, the holders of the remaining shares will not be able to elect any of such Directors.

Repurchase of Shares

     All-Star is a closed-end investment company and as such its shareholders do not have the right to cause All-Star to redeem their All-Star shares. All-Star, however, is authorized to repurchase its shares on the open market when its shares are trading at a discount from their net asset value. All-Star has no current plans to repurchase its shares.

Anti-takeover Provisions of the Articles of Incorporation and By-Laws; Super-majority Vote Requirement for
Conversion to Open-End Status

     All-Star's Articles of Incorporation and By-laws contain provisions (commonly referred to as "anti-takeover" provisions) which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. The Board of Directors is divided into two classes, each having a term of three years. On the date of the annual meeting of shareholders in each year the term of one class expires. This provision could delay for up to two years the replacement of a majority of the Board of Directors. In addition, the affirmative vote of the holders of 66 2/3% of the shares of the Fund will be required generally to authorize any of the following transactions:

    (i) All-Star's merger or consolidation with or into any other corporation;

    (ii) the issuance of any securities of All-Star to any person or entity for cash;

     (iii) the sale, lease or exchange of all or any substantial part of All-Star's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

      (iv) the sale, lease or exchange to All-Star, in exchange for securities of All-Star, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of five percent or more of the outstanding shares of All-Star. Such 66 2/3% vote will not be required with respect to the transactions listed in (i) through (iv) above where the Board of Directors under certain conditions approves the transaction. However, depending upon the transaction, a different shareholder vote may nevertheless be required under Maryland law.

     The affirmative vote of the holders of 66 2/3rds percent of the outstanding shares of Common Stock will be required to authorize All-Star's conversion from a closed-end to an open-end investment company, regardless of whether approved or recommended by the Fund's Board of Directors. As part of the settlement of litigation relating to the Fund's 1995 annual meeting, LAMCO agreed to recommend to All-Star's Board of Directors that the Fund's proxy statement for the annual meeting of shareholders to be held in the year 2000 include a proposal to change the Fund from a closed-end investment company to an open-end mutual fund. Neither LAMCO nor the Fund's Directors are obligated, however, to recommend that proposal to shareholders. The super-majority vote referred to above would be required for such conversion regardless of whether or not recommended by the Board of Directors.

     The foregoing super-majority vote requirements may not be amended except with a similar super-majority vote of the shareholders.

     These provisions will make more difficult a change in All-Star's structure or management or consummation of the foregoing transactions without the Directors' approval. The anti-takeover provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of All-Star in a tender offer or similar transaction. However, the Board of Directors continues to believe that the anti-takeover provisions are in the best interests of All-Star and its shareholders because they provide the advantage of potentially requiring persons seeking control of All-Star to negotiate with its management regarding the price to be paid and facilitating the continuity of All-Star's management and its continuing application of the multi-manager concept.

     The Board also believes that the super majority vote requirement for conversion to an open-end investment company is in the best interest of All-Star and its shareholders because it will allow All-Star to continue to benefit from the advantages of its closed-end structure until such time that, based on relevant factors including the then current relationship of the market price of All-Star's shares to their net asset value, the Board determines to recommend to shareholders All-Star's conversion to an open-end investment company.

              DISTRIBUTIONS; AUTOMATIC DIVIDEND
             REINVESTMENT AND CASH PURCHASE PLAN

10% Distribution Policy

     All-Star's current distribution policy, announced in February, 1997, is to pay distributions on its Common Stock totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. These fixed distributions are not related to the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10% pay-out policy exceed All-Star's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital to the extent of the shareholder's basis in his or her shares, and thereafter, to the extent of any excess over such basis, as capital gain. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares.

     To the extent All-Star's 10% payout policy results in distributions in excess of its net investment income and net realized capital gains, such distributions will decrease All-Star's total assets and increase its expense ratio to a greater extent than would have been the case without the 10% payout policy. In addition, in order to make distributions under the 10% payout policy, All-Star may have to sell portfolio securities at times when the particular investment styles of its Portfolio Managers would dictate not doing so.

     All-Star may, in the discretion of the Board of Directors, retain for reinvestment, and not distribute, net long-term capital gains in excess of net short-term capital losses for any year to the extent that its net investment income, net short-term realized gains and net long-term realized gains exceed the minimum amount required to be distributed for such year under the 10% pay-out policy, although All-Star reserves the right to distribute such excess. Any such retained capital gains would be taxed to shareholders as long-term capital gains and shareholders would be able to claim their proportionate share of the federal income taxes paid by All-Star with respect to such retained gains as a credit against their own federal income tax liabilities, and would be entitled to increase the adjusted tax basis of their All-Star shares by the difference between their pro rata share of the undistributed capital gains and their tax credit.

     All-Star intends to pay all or a substantial portion of its distributions in each year to shareholders in the form of newly issued shares (plus cash in lieu of any fractional shares that would otherwise be issuable), to all shareholders except those non-participants in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan who specifically elect to receive their distribution in cash by completing and signing an option card, a copy of which will be enclosed with the notice of each such distribution payable in shares, and returning it on a timely basis to State Street Bank and Trust Company, All-Star's transfer agent and dividend paying agent.

     The number of shares to be issued in payment of distributions declared payable in shares will be determined by dividing the total dollar amount of the distribution payable to the shareholder by the lower of the market value or the net asset value per share on the valuation date for the distribution (but not at a discount of more than 5% from the market value). Market value per share for this purpose will be the last sales price on the New York Stock Exchange on the valuation date or, if there are no sales on that day, the mean between the closing bid and closing asked quotations for that date.

Automatic Dividend Reinvestment and Cash Purchase Plan

     Each shareholder of the Fund will automatically be a participant in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan, as amended (the "Plan"),unless the shareholder specifically elects otherwise by writing or calling the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200 (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not want to participate in the Plan. Shareholders who want to receive their distributions in cash should elect not to participate in the Plan and, as noted above, will be required to elect to receive in cash each distribution declared payable in shares or cash.

     Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5% from market price). Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market, on the New York Stock Exchange or elsewhere at prevailing market prices (if the Fund's shares are trading at a discount to their net asset value), or in newly issued shares (if the Fund's shares are trading at or above their net asset value). Dividends and distributions are subject to taxation, whether received in cash or in shares (see "Tax Status" below).

     Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3000 on a monthly basis for investment in All-Star shares purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than ten business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who participant in the Plan.

     There is no charge to participants for reinvesting distributions payable in either shares or cash. The Plan Agent's fees for handling the reinvestment of such distributions are paid by All-Star. There are no brokerage charges with respect to shares issued directly by All-Star as a result of distributions payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve plan participants of any income tax which may be payable on such dividends or distributions. See "Tax Status" below.

     A participant may elect to withdraw from the Plan at any time by notifying the Plan Agent in writing. There will be no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin it at any time. A withdrawal will only be effective for subsequent distributions with a record date at least ten days after the notice of withdrawal is received by the Plan Agent.

     Experience under the Plan may indicate that changes are desirable. Accordingly, All-Star reserves the right to amend or terminate the Plan.

                                   TAX STATUS

     The following discussion summarizes the general rules applicable to taxation of All-Star and its shareholders. Shareholders are urged to consult with their own tax advisors concerning the tax consequences of their continued investment in All-Star and of their receipt and exercise of the Rights.

     All-Star intends to elect and to qualify each year for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions to the shareholders in accordance with the timing requirements set out in the Code. As a result, it is expected that All-Star will be relieved of federal income taxes on its net investment income and net realized capital gains to the extent distributed to shareholders. (See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan--10% Distribution Policy" regarding the authority of All-Star to retain and pay taxes on, and not distribute, net realized capital gains). If All-Star should fail to qualify as a regulated investment company in any year, it would incur a federal corporate income tax upon its taxable income and its distributions would generally be taxable as ordinary dividend income to the shareholders.

     Dividends and distributions by All-Star from net investment income and net realized capital gains are subject to taxation whether received by shareholders in cash or in shares of All-Star. Shareholders receiving a dividend or distribution in the form of newly issued shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received. Such shareholders will have a cost basis in each newly issued share equal to the fair market value of a share of All-Star on the distribution date. Distributions are generally taken into account for tax purposes when paid, except that distributions paid in January but declared in the last quarter of the preceding calendar year must be taken into account as if paid on December 31 of such preceding calendar year. A portion of All-Star's net investment income paid to corporate shareholders which is attributable to dividends from domestic corporations may be eligible for the 70% dividends received deduction available to corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions from net realized capital gains are taxable as long-term capital gains, regardless of how long the shareholder has held the shares, and are not eligible for the dividends received deduction for corporations. Net long-term capital gains are taxable, in the case of noncorporate shareholders, at a maximum rate of 20% if attributable to the disposition of assets the holding period for which was more than eighteen months or 28% if attributable to the disposition of assets the holding period for which was more than twelve months but less than or equal to eighteen months.

     If a shareholder holds shares of All-Star for six months or less, any loss on the sale of the shares will be treated as a long-term capital loss to the extent of any amount reportable by the shareholder as long-term capital gain with respect to such shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

     At the time of an investor's purchase of All-Star shares, All-Star's net asset value may reflect undistributed net investment income or capital gains or net unrealized appreciation of securities held by All-Star. As of May 29, 1998, All-Star had net unrealized appreciation of its investments of $56.2 million. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or her investment, would be taxable to the shareholder as ordinary income or capital gain as described above. For federal income tax purposes, All-Star is permitted to carry forward its net realized capital losses, if any, and may realize net capital gains up to the amount of such losses without being required to pay taxes on or distribute such gains. As of December 31, 1997, All-Star had no capital loss carryovers.

     Under the Interest and Dividend Tax Compliance Act of 1983, certain non-corporate All-Star shareholders may be subject to 31% withholding on reportable dividends and capital gains distributions ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certificates are not on file with All-Star or who, to All-Star's knowledge, have furnished an incorrect number. In addition, All-Star is required to withhold from distributions to any shareholder who does not certify to All-Star that such shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that such taxholder has under-reported interest or dividend income. Distributions from net investment income paid to shareholders who are non-resident aliens or entities may be subject to 30% United States withholding tax (but not, in such event, subject to backup withholding) under the existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Information concerning the federal income tax status of All-Star dividends and distributions is mailed to shareholders annually.

     Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes.

     See "The Offer-Federal Income Tax Consequences" for a discussion of the federal income tax consequences of the receipt and exercise of Rights.

                                     GENERAL

     All-Star was incorporated as a Maryland corporation on December 16, 1985 and commenced investment operations on March 14, 1986.

     LAMCO  is  an  indirect   wholly-owned   subsidiary  of  Liberty  Financial
Companies, Inc., itself an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.

     Under the Fund Management Agreement between All-Star and LAMCO, All-Star may use the name "Liberty All-Star" only so long as the Fund Management Agreement remains in effect. If the Fund Management Agreement is no longer in effect, All-Star is obligated (to the extent it lawfully can) to cease using such name or any other name indicating that it is advised by or otherwise connected with LAMCO. In addition, LAMCO may grant the non-exclusive right to use the name "Liberty All-Star" to any other entity, including any other investment company of which LAMCO or any of its affiliates is the investment adviser or distributor.

                    STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the Fund is contained in the Statement of Additional Information, a copy of which is available at no charge by calling the Information Agent at the telephone number indicated on the cover of the Prospectus. Set forth below is the Table of Contents of the Statement of Additional Information.

                                Table of Contents
                                -----------------
                                                     Page
                                                     ----
Investment Objective and Policies                     2
Investment Restrictions                               2
Investment Advisory and Other Services                4
Directors and Officers of All-Star                    5
Portfolio Security Transactions                       8
Principal Shareholders                                9
Financial Statements                                  10

                          APPENDIX A


          INFORMATION ABOUT THE PORTFOLIO MANAGERS



WILLIAM BLAIR & COMPANY, L.L.C.
222 West Adams Street
Chicago, IL  60606

     William Blair & Company, L.L.C. ("Blair") was appointed as All-Star Portfolio Manager effective March 1, 1997. Blair is a registered investment adviser and a securities broker-dealer. It is the successor to a general partnership over 140 former general partners of which are members or principals no one of whom owns more than a 25% interest.

     As of December 31, 1997, Blair had approximately $9 billion in assets under management. John Jostrand, Principal of Blair, has managed the portion of All-Star's portfolio allocated to Blair since its appointment as an All-Star Portfolio Manager. Mr. Jostrand has been associated with Blair since 1993.

MISSISSIPPI VALLEY ADVISORS INC.
One Mercantile Center
Seventh & Washington Streets
St. Louis, Missouri  63101

     Mississippi Valley Advisors Inc. ("MVA") was appointed an All-Star Portfolio Manager effective January
2, 1996.  MVA is a wholly-owned subsidiary of Mercantile
Bank, N.A., which in turn is a wholly-owned subsidiary of Mercantile Bancorporation Inc., a New York Stock Exchange listed bank holding company.

     As of December 31, 1997, MVA had approximately $9.4 billion in assets under management. Robert J. Anthony, Senior Associate of MVA, has managed the portion of All-Star's portfolio assigned to MVA since its appointment as an All-Star Portfolio Manager. Mr. Anthony has been associated with MVA since 1987.

OPPENHEIMER CAPITAL
Oppenheimer Tower
World Financial Center
New York, NY 10281

     Oppenheimer Capital ("Opp Cap") has been a Portfolio Manager of All-Star since June 1, 1994. Opp Cap is a Delaware general partnership formed on July 1, 1987 as the successor to a corporation formed in 1975. Opp Cap is owned and controlled by PIMCO Advisors L.P. ("PIMCO"), an investment adviser with approximately $199 billion in assets under management. One of PIMCO's general partners is PIMCO Partners, G.P., a general partnership of which the managing general partner is a limited liability company whose members are the Managing Directors of Pacific Investment Management Company, and the other general partner of which is a subsidiary of Pacific Mutual Life Insurance Company. Approximately 42% of the limited partnership interests in PIMCO are owned by PIMCO Advisors Holdings, L.P., units of which are publicly traded.

     Mr.John Lindenthal, Managing Director of Opp Cap, has managed the portion of All-Star's portfolio allocated to Opp Cap since its appointment as an All-Star Portfolio Manager. Mr. Lindenthal has been associated with Opp Cap for over 18 years.

                                  [Back Cover]


No person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Prospectus does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any State or jurisdiction of the United States or any country where such offer would be unlawful.

                           [Logo]           LIBERTY
                                            All-Star
                                           GROWTH FUND, INC.
     TABLE OF CONTENTS


Expenses........................
Prospectus Summary..............
Financial Highlights............
Share Price Data................
Investment Performance..........
The Offer.......................
Use of Proceeds.................
History of the Fund.............
The Multi-Manager Concept.......    A Multi-Managed Investment
Investment Objective                Company
  and Policies..................
Management of All-Star..........    1,314,122 Shares of Common Stock
Description of Shares...........    Issuable upon Exercise of
Distributions; Automatic            Rights to Subscribe
  Dividend Reinvestment and         for such Shares
  Cash Purchase Plan............
Tax Status General..............         PROSPECTUS
Statement of Additional                  June 3, 1998
  Information...................
Appendix A--Information about
the Portfolio Managers..........



             LIBERTY ALL-STAR GROWTH FUND, INC.

             STATEMENT OF ADDITIONAL INFORMATION

                         June 3, 1998

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus of Liberty All-Star Growth Fund, Inc. ("All-Star") dated June 3, 1998. A copy of the Prospectus may be obtained by calling or writing Liberty Asset Management Company at 600 Atlantic Avenue, Boston, Massachusetts 02110 (1-800-542-3863).


TABLE OF CONTENTS                                    PAGE

Investment Objectives and Policies...........         2

Investment Restrictions......................         2

Investment Advisory and Other Services.......         4

Directors and Officers of All-Star............        5

Portfolio Security Transactions..............         8

Principal Shareholders.......................         9

Financial Statements.........................         9



             INVESTMENT OBJECTIVES AND POLICIES


     A description of the investment objective of Liberty Al-Star Growth Fund, Inc. ("All-Star" or the "Fund") and the types of securities in which it may
invest  is  contained  in  the  Prospectus  under  "Investment   Objectives  and
Policies."

Foreign Securities

     All-Star may invest up to 25 percent of its net assets in securities of foreign issuers, provided that the Fund will not purchase the securities of a foreign issuer, if, as a result of the purchase, more than 50% of its equity investment would consist of securities of foreign issuers. All-Star's investment in foreign securities involves considerations not typically associated with investing in securities of domestic companies. Investing in securities of foreign issuers and the attendant holding of foreign currencies, for example, could cause the Fund to be affected favorably or unfavorably by changes in currency rates and exchange control regulations. In addition, less information may be available about foreign companies that about domestic companies and foreign companies may not be subject to reporting or accounting standards and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as domestic securities and their markets. Securities of some foreign companies may involve greater market risk than securities of domestic companies and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investment in foreign securities may also be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments and the potential for expropriation of the assets of the companies issuing the securities.

Short sales against the box

     All-Star may, to an extent not greater than 5% of its net assets, effect short sales of securities "against the box" (i.e., short sales of securities where the Fund holds or has the right to obtain at no additional cost securities identical to those sold short.)

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted for All-Star as fundamental policies and may be changed only by a majority vote (as defined under "Investment Objective and Policies" in the Prospectus) of All-Star's outstanding shares. Non-fundamental policies may be changed by the Board of Directors without shareholder approval.

     All-Star may not:

     (1) With respect to 75 percent of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than five percent of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in U.S. Government Securities.

     (2) Purchase more than 10 percent of the outstanding voting securities, or any class of securities, of any one issuer.

     (3) Invested 25 percent or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S.
Government Securities.

     (4) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10 percent of the market value of the Fund's total assets would be invested in securities of other investment companies, more than five percent of the market value of the Fund's total assets would be invested in the securities of any one investment company or the Fund would own more than three percent of any other investment company's securities.

     (5) Purchase or sell commodities or real estate; provided that All-Star may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (6) Purchase any securities on margin or make short sales of securities, except that All-Star may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     (7) Make loans of money, except by the purchase of debt obligations in which the Trust may invest consistent with its investment objective and policies. Although there is no present intention of doing so in the foreseeable future, All-Star reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20 percent of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, All-Star's Board of Directors.

     (8) Borrow money, except that All-Star may borrow from banks and other financial institutions on an unsecured basis to finance the repurchase of its shares. All-Star also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Such temporary borrowings may not exceed five percent of the value of the Fund's total assets at the time the loan is made. All-Star may pledge up to 10 percent of the lesser of the cost or value of its total assets to secure temporary borrowings. All-Star will not borrow for investment purposes. Immediately after any borrowing, All-Star will maintain asset coverage of not less than 300 percent with respect to all borrowings. While the Fund's borrowings exceed five percent of its total assets, All-Star will make no further purchases of securities, although this limitation will not apply to share repurchase transactions.

     (9) Issue senior securities, as defined in the Investment Company Act of 1940 (the "Act"), or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by All-Star except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10 percent of the Fund's total assets, taken at the lesser of cost or market value.

     (10) Underwrite securities of other issuers except insofar as All-Star may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     (11) Invest more than 10 percent of All-Star's total assets in securities that at the time of purchase have legal or contractual restrictions on resale (including unregistered securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933).

     Except for the 300% limitation referred to in Investment Restriction No. 8 above, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of All-Star's assets will not be considered a violation of the restriction.

           INVESTMENT ADVISORY AND OTHER SERVICES

     As stated under "Management of All-Star" in the Prospectus, Liberty Asset Management Company ("LAMCO") performs the investment management services and is responsible for the administrative services described therein. LAMCO, through Liberty Financial Companies, Inc. ("Liberty Financial"), is an indirect majority owned subsidiary of Liberty Mutual Insurance Company, Boston, Massachusetts. As indicated under "Directors and Officers of All-Star" below, one of All-Star's Directors and all of its officers are officers of LAMCO, Colonial Management Associates, Inc., Liberty Financial or other affiliates of liberty Financial.

     Reference is made to Appendix A of the Prospectus for the names of the controlling persons of All-Star's current Portfolio Managers and the names of the individuals at each Portfolio Manager primarily responsible for the management of the portion of All-Star's portfolio assigned to it. None of such Portfolio Managers has any affiliation with LAMCO or (except as Portfolio Manager) with All-Star.

     As described under "Management of All-Star" in the Prospectus, All-Star pays LAMCO a fund management fee for its investment management services (from which LAMCO pays the Portfolio Managers' fee), and an administrative fee for its administrative services. As shown under "Management of All-Star", effective August 1, 1998 these fees will increase on net assets in excess of $125 million.

     For the years ended December 31, 1996 and 1997 the total fund management and administrative fees paid to LAMCO were $1,274,516 and $1,455,145, respectively, of which an aggregate of $509,771 and $583,116, respectively, was paid to the Portfolio Managers. For the year ended December 31, 1995 the Fund Manager received an administrative fee of $301,070, and a fund management fee of $309,708 representing its fee for its investment management of the approximately 20% of the net assets of All-Star under its supervision from January 1, 1995 through December 5, 1995 and 100% of such assets under its supervision for the balance of 1995. The Fund Manager paid $165,124 of such investment management fees to the Fund's then Portfolio Managers. All-Star's original investment manager, Growth Stock Outlook, Inc., received investment management fees of $593,500 for its investment management of approximately 80% of All-Star's net assets from January 1 through December 5, 1995. See "History of the Fund" in the Prospectus.

     All-Star's current Fund Management Agreement and Portfolio Management Agreements will continue in effect until July 31, 1998, whereupon the new agreements at the increased fees will take effect. The new agreements will continue in effect until July 31, 1999 and will continue in effect thereafter so long as such continuance is specifically approved annually by (a) the Board of Directors or (b) the majority vote of All-Star's outstanding shares (as defined under "Investment Objective and Policies" in the Prospectus), provided that, in either event, the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of All-Star, LAMCO or the Portfolio Managers by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund Management Agreement may be terminated on 60 days written notice by either party, and the Portfolio Management Agreements may be terminated on 30 days' notice by any party, and any such agreements will terminate automatically if assigned.

Custodian and Pricing and Bookkeeping Agent

     The Chase Manhattan Bank (the "Bank"), 4 Chase MetroTech Center, Brooklyn, NY 11245, is the custodian of the portfolio securities and cash of All-Star. As such, the Bank holds All-Star's portfolio securities and cash in separate accounts on All-Star's behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by All-Star's Portfolio Managers, collects income due on its portfolio securities and disburses funds in connection with the payment of distributions and expenses.

     Colonial Management Associates, Inc. ("Colonial"), an affiliate of LAMCO, performs pricing and bookkeeping services for All-Star (see "Management of All-Star" in the Prospectus). For the years ended December 31, 1996 and 1997, All-Star paid pricing and bookkeeping fees to Colonial Management Associates, Inc. of $48,161 and
$53,795 respectively.

Independent Auditors

     KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, are the independent auditors of All-Star. KPMG Peat Marwick LLP audits and reports on All-Star's annual financial statements, reviews certain of its regulatory reports and its Federal income tax returns, and performs such other accounting, tax and advisory services as All-Star may engage it to do.

             DIRECTORS AND OFFICERS OF ALL-STAR

     The following is a list of All-Star's Directors and officers, together with information about their present positions with All-Star and their principal occupations during the past five years. The Director who is an "interested person" of All-Star, as defined by the 1940 Act, is indicated with an asterisk.


                   Position
                   with        Principal Occupation During
Name and Address   All-Star    Past Five Years
---------------    --------    ----------------------------
Robert J.          Director    Retired (since January,
Birnbaum                       1994); Special Counsel,
(Age 70)                       Dechert, Price & Rhoads
313 Bedford Road               (September, 1988 to
Ridgewood, NJ                  December, 1993); President
07450                          and Chief Operating Officer,
                               New York Stock Exchange,
                               Inc. (May, 1985 to June,
                               1988).

James E. Grinnell  Director    Private investor (since
(Age 68)                       November, 1988); President
22 Harbor Avenue               and Chief Executive Officer,
Marblehead, MA                 Distribution Management
01945                          Systems, Inc. (1983 to May
                               1986);  Senior  Vice  President-Operations,   The
                               Rockport Company, importer and distributor of shoes (May, 1986 to November, 1988).

Harold W. Cogger*  Director    Executive Vice President and
(Age 62)           and         Director, Liberty Financial
Liberty Financial  Chairman    Companies, Inc. (since
   Companies, Inc.             March, 1995); Director
600 Atlantic                   (since October, 1981) and
Avenue                         Chairman of the Board (since
Boston, MA  02210              March, 1996), The Colonial
                               Group, Inc.;  Executive Vice President  (October,
                               1989  to   July,   1993),   Colonial   Management
                               Associates,  Inc.;  President (since March 1996),
                               Stein Roe & Farnham Incorporated.

Richard W. Lowry   Director    Private investor (since
(Age 61)                       August, 1987); Chairman and
10701 Charleston               Chief Executive Officer,
Drive                          U.S. Plywood Corporation,
Vero Beach, FL                 manufacturer and distributor
32963                          of wood products (August,
                               1985 to August, 1987).

John J. Neuhauser  Director    Dean, Boston College School
(Age 54)                       of Management (since
140 Commonwealth               September 1977).  Director
Ave                            of Hyde Athletic Industries,
Chestnut Hill,                 Inc. (athletic footwear), a
MA  02167                      public company.

Richard R.         President   President of LAMCO (since
Christensen        and Chief   January, 1995); President of
(Age 64)           Executive   Liberty Investment Services,
Liberty Asset      Officer     Inc. (April, 1987 to March,
    Management                 1995).
Company
600 Atlantic
Avenue
Boston, MA  02210

William R.         Vice        Senior Vice President and
Parmentier         President   Chief Investment Officer of
(Age 45)           - Chief     LAMCO (since May, 1995);
Liberty Asset      Investment  Consultant (October, 1994 to
    Management     Officer     May, 1995); President, GQ
Company                        Asset Management, Inc.
600 Atlantic                   (July, 1993 to October,
Avenue                         1994); Assistant Treasurer,
Boston, MA  02210              Grumman Corporation
                               (December, 1974 to July, 1993).

Christopher S.     Vice        Vice President-Investments
Carabell           President   of LAMCO (since March,
(Age 33)                       1996); Associate Director,
Liberty Asset                  U.S. Equity Research of
    Management                 Rogers Casey & Associates,
Company                        investment consultants
600 Atlantic                   (January, 1995 to February,
Avenue                         1996); Director of
Boston, MA  02210              Investments, Boy Scouts of
                               America (June, 1990 to January, 1995).

Timothy J. Jacoby  Treasurer   Senior Vice President, Fund
(Age 45)                       Administration, Colonial
Colonial                       Management Associates, Inc.
Management                     (since September, 1996);
    Associates,                Senior Vice President,
Inc.                           Fidelity Accounting and
One Financial                  Custody Services (September,
Center                         1993 to September, 1996);
Boston, MA  02111              Assistant Treasurer,
                               Fidelity Group of Funds
                               (August, 1990 to September,
                               1993).

J. Kevin           Controller  Vice President, Fund
Connaughton                    Administration Treasury
(Age 33)                       Group of Colonial Management
Colonial                       Associates, Inc. (since
Management                     February, 1998); Senior Tax
   Associates,                 Manager, Coopers & Lybrand
Inc.                           (April, 1996 to February,
One Financial                  1998); Vice President of
Center                         Financial Administration
Boston, MA  02111              (April, 1995 to April,
                               1996),  Director of  Compliance  (March,  1994 to
                               April, 1995), First Data Investor Services Group;
                               Vice  President of Tax  (January,  1994 to March,
                               1994),  Assistant  Vice  President of Tax (March,
                               1992 to January, 1994), The Boston Company.

John L. Davenport  Secretary   Vice President and Associate
(Age 61)                       General Counsel of Liberty
Liberty Financial              Financial Companies, Inc.
    Companies,                 and predecessor (since
Inc.                           January, 1984).
600 Atlantic
Avenue
Boston, MA  02210

------
*  Interested Director

     Messrs. Birnbaum, Grinnell, Neuhauser and Lowry comprise the Audit Committee of the Board of Directors.

     All-Star's Board of Directors is divided into three classes, each of which has a term of three years expiring with the annual meeting of shareholders in the third year of the term. All-Star holds annual meetings of shareholders to vote on, among other things, the election or re-election of the Directors whose terms are expiring with that meeting. The term or office of Mr. Birnbaum will expire upon the final adjournment of the 1999 annual meeting; the term of office of Messrs. Neuhauser and Grinnell will expire upon final adjournment of the annual meeting for the year 2000; and the term of office of Messrs. Cogger and Lowry will expire upon final adjournment of the annual meeting for the year 2001. Messrs. Birnbaum, Grinnell, Neuhauser and Lowry are also Directors of Colonial Trusts I through VII (the "Colonial Trusts"), the umbrella trusts for an aggregate of 39 open-end funds managed by Colonial, an affiliate of LAMCO, five closed-end funds managed by Colonial (the "Colonial Closed-End Funds"), and LFC Utilities Trust, an open-end investment company managed by Stein Roe & Farnham Incorporated, another affiliate of LAMCO. Messrs. Birnbaum, Cogger, Grinnell, Neuhauser and Lowry are also directors of Liberty All-Star Equity Fund, another closed-end multi-managed fund managed by LAMCO.

     LAMCO or its affiliates pay the compensation of all the officers of All-Star, including the Director who is affiliated with LAMCO. All-Star currently pays the independent Directors an annual retainer of $5,000, plus $1,200 per meeting attended, with a minimum of $11,000 per annum if less than five meetings are held and all meetings are attended, plus out-of-pocket expenses relating to attendance at meetings. For 1997, All-Star paid the independent Directors an aggregate of $33,000 in fees and $1,952 in expenses.

     The following table shows, for the year ended December 31, 1997, the compensation received from the Fund by each current Director, and the aggregate compensation paid to each current Director for service on the Board of Directors of the Fund and the Board of Trustees of the Colonial Trusts, the Colonial Closed-End Funds, LFC Utilities Trust and Liberty All-Star Equity Fund (of which Messrs. Birnbaum, Grinnell and Lowry are also trustees). The Fund has no bonus, profit sharing or retirement plans.

                 Aggregate     Total Compensation from the Fund, the Colonial
                 Compensation  Funds, the Colonial Closed-End Funds, LFC
Name             from the Fund Utilities Trust and Liberty All-Star Equity Fund
----             ------------- ------------------------------------------------
Harold W. Cogger       -0-         -0-

Robert J. Birnbaum     $11,000     $120,749

James E. Grinnell      $11,000     $121,498

John J. Neuhauser*       -         $95,273

Richard W. Lowry       $11,000     $121,498

               PORTFOLIO SECURITY TRANSACTIONS

    Each of All-Star's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of All-Star's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements with All-Star provide, in substance, that, except as provided in the following paragraph, in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for All-Star. It is expected that securities will ordinarily be purchased in the primary markets, and that, in assessing the best net price and execution available to All-Star, the Portfolio Manager will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Recognizing these factors, All-Star may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction.

     The Portfolio Management Agreements also provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide, directly or through third parties, research products and services to LAMCO or to All-Star. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for All-Star involving brokerage commissions include performance, portfolio characteristics, investment style and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio, performance and fee and expense data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for All-Star and other multi-managed clients of LAMCO, the assembly of a mix of investment styles appropriate to the investment objectives of All-Star or such other clients, and the determination of overall portfolio strategies.

     LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to LAMCO and the commissions to be charged to All-Star in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

     These research products and services are used by LAMCO in connection with its management of All-Star, Liberty All-Star Equity Fund, Liberty All-Star Equity Fund, Variable Series, and other multi-managed clients of LAMCO, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

     The Portfolio Managers are authorized to cause All-Star to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including All-Star) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

     During 1996 and 1997, All-Star paid total brokerage commissions of $180,014, and $134,006, respectively. Approximately $23,251 of the commissions paid in 1995, and $84,761, respectively, of the commissions paid in 1996 and 1997 on transactions aggregating $72,447,861 and $71,426,687, respectively, were paid to brokerage firms which provided or made available to All-Star's Portfolio Managers or to LAMCO research products and services as described above.

     Although All-Star does not permit a Portfolio Manager to act or have an affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in compliance with Rule 17e-1 under the Investment Company Act of 1940. During 1996 aggregate commissions of $600, representing less than one percent of the total commissions paid by All-Star, were paid to Oppenheimer & Co., Inc., then a broker-dealer affiliate of Oppenheimer Capital, a Portfolio Manager of the Fund, in connection with the execution of portfolio transactions for the Fund initiated by another Portfolio Manager. During 1997 no Fund portfolio transactions were placed with any Portfolio Manager or its broker-dealer affiliate.

                             PRINCIPAL SHAREHOLDERS

     To the knowledge at All-Star, no shareholder on May 15, 1998 owned beneficially 5% or more of the outstanding shares of All-Star.

     As of May , 1998, all officers and Directors of All-Star as a group owned less than 1% of All-Star's outstanding shares.


* Elected a Director on April 22, 1998.

                    FINANCIAL STATEMENTS


                                                   LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                        Schedule of Investments
                                                             December 31, 1997

COMMON STOCKS (98.9%)                                                 SHARES            MARKET VALUE
----------------------------------------------------------------------------------------------------
AEROSPACE (2.0%)
Boeing Co.                                                            39,000            $ 1,908,563
Lockheed Martin Corp.                                                 15,000              1,477,500
                                                                                        -----------
                                                                                          3,386,063
                                                                                        -----------

AUTO, TIRES & ACCESSORIES (1.1%)
Discount Auto Parts, Inc. (a)                                         18,000                344,250
LucasVarity PLC ADR (a)                                               45,000              1,569,375
                                                                                        -----------
                                                                                          1,913,625
                                                                                        ===========

BANKS (6.3%)
Associated Banc-Corp                                                  13,961                769,600
Bank United Corp., Class A                                            15,600                763,425
CCB Financial Corp.                                                    6,300                677,250
Charter One Financial, Inc.                                           10,750                678,594
Citicorp                                                              20,000              2,528,750
Crestar Financial Corp.                                               14,000                798,000
State Street Corp.                                                    31,500              1,832,906
TCF Financial Corp.                                                   24,000                814,500
Wells Fargo & Co.                                                      5,000              1,697,188

                                                                                         10,560,213

BUSINESS SERVICES (12.5%)
Acxiom Corp. (a)                                                      58,200             $1,120,350
American Management Systems (a)                                       36,100                699,438
Automatic Data Processing, Inc. (a)                                   46,400              2,847,800
Cintas Corp.                                                          16,700                651,300
Cognizant Corp. (a)                                                   27,100              1,207,644
Cognos, Inc. (a)                                                      47,600              1,094,800
Concord EFS, Inc. (a)                                                 27,700                689,038
Cotelligent Group, Inc. (a)                                           30,000                573,750
First Data Corp.                                                      55,070              1,610,797
Gartner Group, Inc., Class A (a)                                      39,600              1,475,100
Intelliquest Information Group (a)                                    34,500                439,875
National Data Corp.                                                   32,900              1,188,512
Network Associates, Inc. (a)                                          21,837              1,150,536
Rental Service Corp. (a)                                              18,000                445,500
Reuters Holdings PLCADR                                               17,200              1,139,500
Robert Half International, Inc.                                       18,450                738,000

See Notes to Schedule of Investments.

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Schedule of Investments


COMMON STOCKS (CONT.)                                                  SHARES           MARKET VALUE
----------------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONT.)
Shared Medical Systems, Inc.                                          23,500            $ 1,551,000
SPSS, Inc. (a)                                                        28,500                548,625
Sungard Data Systems, Inc. (a)                                        45,200              1,401,200
SystemSoft Corp. (a)                                                  49,903                324,369
                                                                                        -----------
                                                                                         20,897,134
                                                                                        -----------

CHEMICALS (5.1%)
Cytec Industries, Inc. (a)                                            15,000               704,063
Hanna (M.A.) Co.                                                      44,693              1,128,498
Hercules, Inc.                                                        25,000              1,254,688
International Specialty Products, Inc. (a)                            30,000                448,125
Minerals Technologies, Inc.                                           54,790              2,489,521
Monsanto Co.                                                          30,000              1,260,000
OM Group, Inc.                                                        14,400                529,200
RPM, Inc.                                                             42,500                653,438

                                                                                        -----------
                                                                                          8,467,533
                                                                                        -----------

COMPUTER & BUSINESS EQUIPMENT (4.9%)
Black Box Corp. (a)                                                   18,800                665,050
CFM Technologies (a)                                                  27,546                423,520
Computer Associates International, Inc.                               15,000                793,125
DT Industries, Inc.                                                   14,000                479,500
Intel Corp.                                                           37,000              2,599,250
Komag, Inc. (a)                                                       34,332                510,689
Microsoft Corp. (a)                                                   12,000              1,551,000
Zebra Technologies Corp., Class A (a)                                 37,803              1,124,639

                                                                                        -----------
                                                                                          8,146,773
                                                                                        -----------

CONSUMER PRODUCTS (1.6%)
Blyth Industries, Inc. (a)                                            26,200                784,363
Cole National Corp., Class A (a)                                      21,600                646,650
Furniture Brands International, Inc. (a)                              23,000                480,125
Samsonite Corp. (a)                                                   24,400                771,650

                                                                                        -----------
                                                                                          2,682,788
                                                                                        -----------

COSMETICS & TOILETRIES (0.4%)
Revlon, Inc. (a)                                                      17,200                607,375
                                                                                        -----------

See Notes to Schedule of Investments.

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                         Schedule of Investments


COMMON STOCKS (CONT.)                                                 SHARES      MARKET VALUE
----------------------------------------------------------------------------------------------
DIVERSIFIED (1.3%)
Ball Corp.                                                             7,000        $   247,188
General Electric Co.                                                  20,000          1,467,500
Lydall, Inc. (a)                                                      23,000            451,375
                                                                                    -----------
                                                                                      2,166,063
                                                                                    -----------

DRUGS & HEALTH CARE (11.5%)
Allergan, Inc.                                                        26,700            897,787
Amgen, Inc.                                                            9,300            503,362
Apria Healthcare Group, Inc. (a)                                      45,800            621,162
Bard (C.R.), Inc.                                                     20,000            626,250
Beverly Enterprises, Inc. (a)                                         47,000            611,000
Biomet, Inc.                                                          45,000          1,147,500
Boston Scientific Corp. (a)                                           13,000            596,375
Cardinal Health, Inc.                                                 14,300          1,074,287
Covance, Inc. (a)                                                     56,500          1,122,937
DENTSPLY International, Inc.                                          30,000            915,000
Elan Corp. ADR(a)                                                     21,100          1,080,056
Hanger Orthopedic Group, Inc. (a)                                     28,000            360,500
HEALTHSOUTH Corp. (a)                                                 63,800          1,770,450
Integrated Health Services, Inc.                                      24,500            764,093
Medtronic, Inc.                                                       27,500          1,440,312
Millipore Corp.                                                       16,500            559,968
Pfizer, Inc.                                                          24,800          1,849,150
Pharmerica, Inc. (a)                                                  43,189            448,085
R.P. Scherer Corp. (a)                                                13,600            829,600
Sun Healthcare Group, Inc. (a)                                        57,600          1,116,000
Omnicare,Inc.                                                         27,500            852,500
                                                                                    -----------
                                                                                     19,186,374
                                                                                    -----------

ELECTRONICS & ELECTRICAL EQUIPMENT (5.1%)
Adaptec, Inc. (a)                                                     30,000          1,113,750
Analog Devices, Inc. (a)                                              15,333            424,532
Arrow Electronics, Inc. (a)                                           60,000          1,946,250
Hubbell, Inc., Class B                                                19,000            941,687
Linear Technology Corp.                                               16,400            943,000
Molex, Inc.                                                           62,218          1,788,767
SBS Technologies (a)                                                  22,000            596,750
Xilinix, Inc. (a)                                                     21,800            764,362
                                                                                    -----------
                                                                                      8,519,098
                                                                                    -----------

See Notes to Schedule of Investments.

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                                                 SHARES        MARKET VALUE
------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (13.1%)
Aames Financial Corp.                                                 29,000        $   377,000
Cendant Corp. (a)                                                     41,700          1,433,438
CMACInvestment Corp.                                                  15,000            905,625
Countrywide Credit Industries, Inc.                                   55,000          2,358,125
Credit Acceptance Corp. (a)                                           49,700            385,175
Federal Home Loan Mortgage Corp.                                      93,000          3,900,188
Finova Group, Inc.                                                    17,400            864,562
Household International, Inc.                                         15,900          2,028,244
Interim Services, Inc. (a)                                            28,600            732,875
MBNA Corp.                                                            65,200          1,780,775
Money Store, Inc. (The)                                               30,000            630,000
Morgan Stanley, Dean Witter, Discover & Co.                           41,250          2,438,906
Paychex, Inc.                                                         15,000            759,375
Southern Pacific Funding Corp. (a)                                    37,500            492,187
Travelers Group, Inc.                                                 50,000          2,693,750
                                                                                    -----------
                                                                                     21,780,225
                                                                                    -----------

FOOD, BEVERAGE &RESTAURANTS (3.4%)
Brinker International, Inc. (a)                                       35,000            560,000
Canandaigua Brands, Inc. Class A (a)                                  18,716          1,036,399
Diageo PLC ADR                                                        30,000          1,136,250
Dole Food Co.                                                         30,000          1,372,500
Hormel Foods Corp.                                                    26,000            851,500
Performance Food Group Co. (a)                                        32,378            768,978
                                                                                    -----------
                                                                                      5,725,627
                                                                                    -----------

HOTEL & LEISURE (0.6%)
Carnival Corp., Class A                                               19,400          1,074,275
                                                                                    -----------

INDUSTRIAL EQUIPMENT (3.3%)
Albany International                                                  29,500            678,500
Barnett, Inc. (a)                                                     19,000            418,000
Caterpillar, Inc.                                                     36,000          1,748,250
Illinois Tool Works, Inc.                                             25,100          1,509,138
Kulicke & Soffa Industries, Inc. (a)                                  32,000            596,000
MSC Industrial Direct Co., Inc. (a)                                   14,000            588,000
                                                                                    -----------
                                                                                      5,537,888
                                                                                    -----------


See Notes to Schedule of Investments.

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                         Schedule of Investments


COMMON STOCKS (CONT.)                                                SHARES           MARKET VALUE
--------------------------------------------------------------------------------------------------
INSURANCE (8.5%)
ACE Limited                                                           25,000           $ 2,404,688
AFLAC, Inc.                                                           35,000             1,789,375
American International Group, Inc.                                    15,000             1,631,250
EXEL Ltd.                                                             40,000             2,535,000
HCC Insurance Holdings, Inc.                                          35,500               754,375
PMI Group, Inc.                                                       10,000               723,125
Progressive Corp.                                                     20,000             2,397,500
Transamerica Corp.                                                    18,000             1,917,000
                                                                                       -----------
                                                                                        14,152,313
                                                                                       -----------

METALS & MINING (0.4%)
Freeport-McMoRan Copper & Gold, Inc., Class A                         40,000               630,000
                                                                                       -----------

OIL & GAS (2.6%)
Global Industries Ltd. (a)                                            36,500               620,500
Ocean Energy, Inc. (a)                                                11,500               567,094
Swift Energy Co. (a)                                                  29,446               620,204
Tidewater, Inc.                                                        9,000               496,125
Triton Energy Corp. (a)                                               27,000               788,063
Union Texas Petroleum Holdings, Inc.                                  30,000               624,375
United Meridian Corp. (a)                                             19,900               559,688
                                                                                       -----------
                                                                                         4,276,049
                                                                                       -----------

PAPER & PLASTIC (1.6%)
Aptar Group, Inc.                                                      9,567               530,969
Caraustar Industries, Inc.                                            13,000               445,250
Champion International Corp.                                          25,000             1,131,250
Consolidated Papers, Inc.                                              9,000               480,375
                                                                                       -----------
                                                                                         2,587,844

PUBLISHING (0.8%)
R.R. Donnelley & Sons Co.                                             35,000             1,303,750
                                                                                       -----------

RETAIL TRADE (5.8%)
CVS Corp.                                                             20,200             1,294,063
Fastenal Co. (a)                                                      13,100               501,075
Home Depot, Inc.                                                      27,900             1,642,613
Lowe's Companies, Inc.                                                17,900               853,606
Marks Brothers Jewelers,Inc. (a)                                      31,000               511,500
May Department Stores Co.                                             25,000             1,317,188


See Notes to Schedule of Investments.

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Schedule of Investments


COMMON STOCKS (CONT.)                                                SHARES              MARKET VALUE
-----------------------------------------------------------------------------------------------------
RETAIL TRADE (CONT.)
Staples, Inc. (a)                                                     51,000           $  1,421,625
Viking Office Products, Inc. (a)                                     101,700              2,218,331
                                                                                        -----------
                                                                                          9,760,001

TELECOMMUNICATIONS (4.5%)
Airtouch Communications, Inc. (a)                                     33,000              1,371,563
Arch Communications Group, Inc. (a)                                   48,482                248,470
IXCCommunications, Inc. (a)                                           33,000              1,035,375
Mobile Telecommunication Technologies Corp. (a)                       49,946              1,098,812
Nokia Corp. ADR                                                       25,000              1,750,000
Sprint Corp.                                                          35,000              2,045,313
                                                                                        -----------
                                                                                          7,549,533

TRANSPORTATION (2.5%)
AMR Corp. (a)                                                         16,000              2,058,000
Hub Group, Inc., Class A(a)                                           18,500                550,375
U.S. Freightways Corp.                                                45,300              1,472,250
                                                                                        -----------
                                                                                          4,080,625
                                                                                        -----------

TOTAL COMMON STOCKS (Cost $122,777,125)                                                 164,991,169
                                                                                        -----------


See Notes to Schedule of Investments.

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                         Schedule of Investments


REPURCHASE AGREEMENT (1.7%)                                          PAR VALUE          MARKET VALUE
----------------------------------------------------------------------------------------------------
ABN AMRO Chicago Corp., dated 12/31/97, 6.60%, to
be repurchased at $2,779,019 on 01/2/98, collaterized
by U.S. Treasury Notes with various maturities to
2016, with a current market value of $2,842,078.                     $ 2,778,000        $  2,778,000
                                                                                        ------------



TOTAL INVESTMENTS (100.6%) (Cost $125,555,125)(b)                                        167,769,169

OTHER ASSETS AND LIABILITIES, NET (-0.6%)                                                 (1,032,050)
                                                                                        ------------

NET ASSETS (100.0%)                                                                     $166,737,119
                                                                                        ============

NET ASSET VALUE PER SHARE (12,937,680 SHARES OUTSTANDING)                                    $ 12.89
                                                                                        ============




NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $125,751,189. Gross unrealized appreciation and depreciation of investments at December 31, 1997, is as follows:

                    Gross unrealized appreciation         $ 47,930,605
                    Gross unrealized depreciation           (5,912,625)
                                                          ------------
                    Net unrealized appreciation           $ 42,017,980
                                                          ============


  Acronym                                 Name
  -------                      ---------------------------
   ADR                         American Depository Receipt


See Notes to Financial Statements.

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Statement of Assets and Liabilities
December 31, 1997


ASSETS:
  Investments at market value (identified cost $125,555,125)   $167,769,169
  Cash                                                                  710
  Receivable for investments sold                                 1,037,457
  Dividends and interest receivable                                 103,010
                                                               ------------
     TOTAL ASSETS                                               168,910,346
                                                               ------------

LIABILITIES:
  Payable for investments purchased                                  78,865
  Distributions payable to shareholders                           1,590,287
  Management fees payable                                           290,160
  Administrative and bookkeeping fees payable                       110,716
  Accrued other expenses                                            103,199
                                                               ------------
     TOTAL LIABILITIES                                            2,173,227
                                                               ------------

NET ASSETS                                                     $166,737,119
                                                               ============

NET ASSETS REPRESENTED BY:
  Paid-in capital (authorized 20,000,000 shares
    at $0.10 Par; 12,937,680 shares outstanding)               $122,876,305

  Accumulated net realized gains on investments
    less distributions                                            1,646,770

  Net unrealized appreciation on investments                     42,214,044
                                                               ------------
TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($12.89 PER SHARE)                                             $166,737,119
                                                               ============



See Notes to Financial Statements.

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                         Statement of Operations
                                                    Year ended December 31, 1997

INVESTMENT INCOME:
  Dividends                                                                $  1,265,415
  Interest                                                                      293,433
                                                                           ------------

    TOTAL INVESTMENT INCOME (NET OF
    FOREIGN TAXES WITHHELD AT SOURCE
    WHICH AMOUNTED TO $13,348)                                                1,558,848

EXPENSES:
  Management fees                                      $  1,093,343
  Administrative fee                                        361,802
  Bookkeeping fee                                            53,795
  Custodian and transer agent fees                           91,567
  Proxy and shareholder communication expense                38,756
  Printing expense                                           73,572
  Legal and audit fees                                       53,547
  Directors' fees and expense                                34,955
  Miscellaneous expense                                      30,208
                                                       ------------

    TOTAL EXPENSE                                                             1,831,545
                                                                           ------------
NET INVESTMENT LOSS                                                            (272,697)


REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions:
  Proceeds from sales                                    86,998,115
  Cost of investments sold                               70,458,759
                                                       ------------

    Net realized gains on investment transactions                            16,539,356

Net unrealized appreciation on investments:
  Beginning of year                                      22,346,578
  End of year                                            42,214,044
                                                       ------------

    Change in unrealized appreciation -- net                                 19,867,466
                                                                           ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 36,134,125
                                                                           ============


See Notes to Financial Statements.

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Statements of Changes in Net Assets


                                                                   YEAR ENDED DECEMBER 31,
                                                               ------------------------------
                                                                    1997             1996
---------------------------------------------------------------------------------------------
OPERATIONS:

      Net investment income (loss)                             $    (272,697)          77,663

      Net realized gain on investment transactions                16,539,356        7,600,155

      Change in unrealized appreciation-net                       19,867,466       13,538,818
                                                               -------------    -------------

      Net increase in net assets resulting from operations        36,134,125       21,216,636
                                                               -------------    -------------

DISTRIBUTIONS DECLARED FROM:

      Net investment income                                          (35,334)         (42,330)

      Net realized gains on investments                          (15,385,610)     (11,523,548)
                                                               -------------    -------------

      Total distributions                                        (15,420,944)     (11,565,878)
                                                               -------------    -------------


CAPITAL TRANSACTIONS:

      Increase in net assets from capital share transactions       9,386,884        7,411,472
                                                               -------------    -------------

      Total increase in net assets                                30,100,065       17,062,230


NET ASSETS:

      Beginning of year                                          136,637,054      119,574,824
                                                               -------------    -------------

      End of year (including undistributed net investment
         income of $0 and $35,334, respectively)               $ 166,737,119    $ 136,637,054
                                                               =============    =============


See Notes to Financial Statements.

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                            Financial Highlights


                                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                              1997          1996          1995         1994        1993
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year                         $11.27        $10.55         $9.95       $10.54       $10.28
                                                            -------        ------        ------       ------      -------
Income from Investment Operations:
   Net investment income (loss)                               (0.02)         0.01          0.31         0.23         0.18
   Net realized and unrealized gain (loss)
     on investments                                            2.88          1.86          1.05        (0.24)        0.56
                                                            -------        ------        ------       ------      -------
Total from Investment Operations                               2.86          1.87          1.36        (0.01)        0.74
                                                            -------        ------        ------       ------      -------
Less Distributions:
   Dividends from net investment income                        --           (0.01)        (0.31)       (0.23)       (0.18)
   Distributions from realized capital gains                  (1.24)        (1.01)        (0.45)       (0.35)       (0.30)
                                                            -------        ------        ------       ------      -------
Total Distributions                                           (1.24)        (1.02)        (0.76)       (0.58)       (0.48)
   Impact of shares issued in dividend reinvestment (a)        --           (0.13)         --           --           --
                                                            -------        ------        ------       ------      -------
Total Distributions and Reinvestments                         (1.24)        (1.15)        (0.76)       (0.58)       (0.48)
                                                            -------        ------        ------       ------      -------
Net asset value at end of year                               $12.89        $11.27        $10.55        $9.95       $10.54
                                                            =======        ======        ======       ======      =======
Per share market value at end of year                       $11.938        $9.250        $9.375       $8.500      $10.250
                                                            =======        ======        ======       ======      =======
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value                                       27.3%         18.3%         14.6%       0.05%        7.2%
Based on market price                                          43.6%          9.3%         19.3%      (11.7%)        7.2%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)                           $167          $137          $120         $113         $125
Ratio of expenses to average net assets                        1.20%         1.35%         1.42%        1.51%        1.35%
Ratio of net investment income to average net assets          (0.18%)        0.06%         2.87%        2.12%        1.71%
Portfolio turnover rate                                          57%           51%           82%          50%          47%
Average commission rate (c)                                 $0.0502       $0.0555          --           --           --


(a) Effect of dividend reinvestment shares at a price below net asset value in accordance with the 1996 Automatic Dividend Reinvestment and Cash Purchase Plan.
(b) Calculated assuming all distributions reinvested.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

See Notes to Financial Statements.

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Notes to Financial Statements
December 31, 1997


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

        Liberty All-Star Growth Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long-term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

        VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine that this does not represent fair value.

        PROVISION FOR FEDERAL INCOME TAX -- The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

        OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

        Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.75% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.25% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.5625% and 0.1875%, respectively, on average weekly net assets in excess of $125 million up to $250 million and to 0.375% and 0.125%, respectively, on average weekly net assets in excess of $250 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.30% of the Fund's average weekly net assets in excess of $125 million up to $250 million and to 0.20% on average weekly net assets in excess of $250 million. Colonial Management Associates, Inc. (an affiliate of the Manager) provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.

NOTE 3. CAPITAL TRANSACTIONS

        During the year ended December 31, 1997 and December 31, 1996, distributions in the amount of $9,386,884 and $7,411,472, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 818,429 and 780,155 shares, respectively.


                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                   Notes to Financial Statements

NOTE 4. SECURITIES TRANSACTIONS

        Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold, excluding short-term debt obligations for the year ended December 31, 1997, were $84,561,657 and $86,998,115, respectively.

        The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

        The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.
        Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Independent Auditors' Report

[LOGO] KPMG Peat Marwick LLP


The Board of Directors and Shareholders
Liberty All-Star Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold, but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
February 13, 1998





                     SCHEDULE OF INVESTMENTS
                       as of March 31, 1998
                           (Unaudited)

COMMON STOCKS (98.4%)                       SHARES   MARKET VALUE
AEROSPACE (2.0%)
Boeing Co.                                  39,000   $  2,032,875
Lockheed Martin Corp.                       15,000      1,687,500
                                                     -------------
                                                        3,720,375
                                                     -------------

AUTO, TIRES & ACCESSORIES (1.0%)
LucasVarity PLC ADR                         45,000      1,859,063
                                                     -------------

BANKS (6.7%)
Aspen Technology, Inc.                      17,500        721,875
Associated Bancorp                          13,961        753,021
Bank United Corp., Class A                  15,600        780,000
CCB Financial Corp.                          6,300        696,544
Citicorp                                    20,000      2,840,000
Commercial Federal Corp.                    11,613        422,423
Crestar Financial Corp.                     14,000        827,750
State Street Boston Corp.                   31,500      2,143,969
Sovereign Bancorp, Inc.                     42,000        763,875
TCF Financial Corp.                         24,000        817,500
Wells Fargo & Co.                            5,000      1,656,250
                                                     -------------
                                                       12,423,207
                                                     -------------
BUSINESS SERVICES (11.7%)
Acxiom Corp. (a)                            66,900      1,714,313
Alternative Resources Corp.                 28,100        604,150
American Management Systems (a)             36,100        990,494
Automatic Data Processing, Inc.             46,400      3,158,100
Cintas Corp.                                12,700        657,225
Cognizant Corp. (a)                         27,100      1,554,862
Cognos, Inc. (a)                            47,600      1,341,725
Concord EFS, Inc. (a)                       27,700        957,381
Cotelligent Group, Inc. (a)                 30,000        888,750
First Data Corp.                            38,470      1,250,275
Gartner Group, Inc. Class A (a)             39,600      1,480,050
Iron Mountain, Inc.                         10,619        398,213
National Data Corp.                         32,900      1,367,406
Network General Corp. (a)                   21,837      1,446,701
Rental Service Corp. (a)                    18,000        418,500
Robert Half International, Inc. (a)         18,450        885,600
Shared Medical Systems, Inc.                23,500      1,841,813
SPSS, Inc. (a)                              31,900        749,650
                                                     -------------
                                                       21,705,208
                                                     -------------

CHEMICALS (4.9%)
Cytec Industries, Inc. (a)                  15,000        825,937
Hanna (M.A.) Co.                            44,693      1,092,185
Hercules, Inc.                              25,000      1,234,375
International Specialty Products, Inc. (a)  30,000        526,875
Minerals Technologies, Inc.                 54,790      2,452,759
Monsanto Co.                                30,000      1,560,000
OM Group, Inc.                              14,400        606,600
RPM, Inc.                                   42,500        757,031
                                                     -------------
                                                        9,055,762
                                                     -------------

COMPUTER & BUSINESS EQUIPMENT (5.5%)
Black Box Corp. (a)                         18,800        693,250
CFM Technologies (a)                        29,300        437,669
DT Industries, Inc.                         14,000        537,250
Intel Corp.                                 37,000      2,886,000
Komag, Inc. (a)                             34,332        502,106
Microchip Technology                        10,500        220,500
Microsoft Corp. (a)                         17,200      1,538,325
Photronics, Inc.                            25,000        700,000
Sungard Data Systems Inc. (a)               35,100      1,292,119
Zebra Technologies Corp., Class A (a)       37,803      1,450,690
                                                     -------------
                                                       10,257,909
                                                     -------------

CONSUMER PRODUCTS (1.3%)
Blyth Industries, Inc. (a)                  26,200        894,075
Cole National Corp., Class A (a)            21,600        834,300
Mattel, Inc.                                17,000        673,625
                                                     -------------
                                                        2,402,000
                                                     -------------

DIVERSIFIED (1.2%)
General Electric Co.                        20,000      1,721,250
Lydall, Inc. (a)                            23,000        415,438
                                                     -------------
                                                        2,136,688
                                                     -------------

DRUGS & HEALTH CARE (11.4%)
Allergan, Inc.                              26,700      1,014,600
Amgen, Inc.                                  9,300        566,428
Apria Healthcare Group, Inc. (a)            45,800        406,475
Bard (C.R.), Inc.                           20,000        735,000
Beverly Enterprises, Inc. (a)               47,000        625,687
Biomet, Inc.                                45,000      1,350,000
Boston Scientific Corp. (a)                  1,500        101,250
Cardinal Health, Inc.                       14,300      1,261,081
Covance, Inc. (a)                           56,500      1,387,781
DENTSPLY International, Inc.                36,000      1,122,750
Elan Corp. ADR (a)                          21,100      1,363,588
Hanger Orthopedic Group, Inc. (a)           28,000        470,750
HEALTHSOUTH Corp. (a)                       63,800      1,790,388
Integrated Health Services, Inc.            24,500        963,156
Medtronic, Inc.                             27,500      1,426,563
Millipore Corp.                             16,500        573,375

See Notes to Schedule of Investments.

COMMON STOCKS - continued                   SHARES    MARKET VALUE

DRUGS & HEALTH CARE (continued)
Pfizer, Inc.                                16,000    $  1,595,000
Pharmerica, Inc. (a)                        43,189         642,436
R.P. Scherer Corp. (a)                      13,600         918,000
Shire Pharmaceuticals (ADR)                 31,184         668,507
Sun Healthcare Group, Inc. (a)              57,600       1,072,800
Omnicare, Inc.                              28,400       1,125,350
                                                      -------------
                                                        21,180,965
                                                      -------------

ELECTRONICS & ELECTRICAL EQUIPMENT (5.5%)
Adaptec, Inc. (a)                           35,000         686,875
Analog Devices, Inc. (a)                    15,333         511,739
Arrow Electronics, Inc. (a)                 60,000       1,623,750
General Scanning, Inc.                      34,000         731,000
Hubbell, Inc., Class B                      19,000         957,125
Linear Technology Corp.                     16,400       1,131,600
Maxxim Medical, Inc.                        28,000         803,250
Molex, Inc.                                 62,218       1,727,208
PRI Automation, Inc.                        22,000         576,125
SBS Technologies (a)                        22,000         632,500
Xilinix, Inc. (a)                           23,300         872,294
                                                      -------------
                                                        10,253,466
                                                      -------------

FINANCIAL SERVICES (13.7%)
Aames Financial Corp.                       29,000         402,375
Cendant Corp. (a)                           41,700       1,652,362
CMAC Investment Corp.                       15,000       1,001,250
Countrywide Credit Industries, Inc.         55,000       2,925,312
Federal Home Loan Mortgage Corp.            93,000       4,411,687
Finova Group, Inc.                          17,400       1,024,425
Household International, Inc.               13,600       1,873,400
Interim Services, Inc. (a)                  22,200         749,250
MBNA Corp.                                  57,200       2,048,475
Money Store, Inc. (THE)                     45,800       1,462,738
Morgan Stanley, Dean Witter, Discover & Co. 41,250       3,006,094
Paychex, Inc.                               15,000         868,125
Resource Bancshares Mtg. Grp.               35,000         555,625
Southern Pacific Funding Corp. (a)          30,500         468,938
Travelers Group, Inc.                       50,000       3,000,000
                                                      -------------
                                                        25,450,056
                                                      -------------

FOOD, BEVERAGE & RESTAURANTS (3.2%)
Brinker International, Inc. (a)             35,000         765,625
Canandaigua Wine Co., Class A (a)           13,916         794,951
Diageo Pic                                  25,920       1,261,980
Dole Food Co.                               30,000       1,451,250
Hormel Foods Corp.                          26,000       1,009,125
Performance Food Group, Co. (a)             32,378         667,796
                                                      -------------
                                                         5,950,727
                                                      -------------

HOTEL & LEISURE (0.7%)
Carnival Corp., Class A                     19,400       1,353,150
                                                      -------------

INDUSTRIAL EQUIPMENT (3.0%)
Albany International                        29,500         770,687
Barnett, Inc. (a.)                          19,000         410,875
Caterpillar, Inc.                           36,000       1,982,250
Illinois Tool Works, Inc.                   25,100       1,625,225
Kulicke & Soffa Industries, Inc. (a)        37,500         815,625
                                                      -------------
                                                         5,604,662
                                                      -------------

INSURANCE (8.3%)
ACE Limited                                 75,000       2,826,563
AFLAC, Inc.                                 35,000       2,213,750
American International Group, Inc.          15,000       1,889,062
EXEL Ltd.                                   40,000       3,100,000
HCC Insurance Holdings, Inc.                35,500         816,500
Progressive Corp.                           18,000       2,424,375
Transamerica Corp.                          18,000       2,097,000
                                                      -------------
                                                        15,367,250
                                                      -------------

METALS & MINING (0.4%)
Freeport-McMoRan Copper & Gold, Inc.,
  Class A                                   40,000         797,500
                                                      -------------

OIL & GAS (1.6%)
Global Industries Ltd.                      36,500         743,687
Ocean Energy, Inc. (a)                      35,750         842,359
Swift Energy Co. (a)                        32,446         553,608
Triton Energy Corp. (a)                      5,600         205,800
Union Texas Petroleum Holdings, Inc.        30,000         663,750
                                                      -------------
                                                         3,009,204
                                                      -------------

PAPER & PLASTIC (1.5%)
Aptargroup, Inc.                             9,567         574,618
Caraustar Industries, Inc.                  13,000         429,000
Champion International Corp.                25,000       1,357,812
Consolidated Papers, Inc.                    9,000         576,000
                                                      -------------
                                                         2,937,430
                                                      -------------

PUBLISHING (1.5%)
R.R. Donnelley & Sons Co.                   35,000       2,726,550
                                                      -------------

RETAIL TRADE (7.5%)
CVS Corp.                                   20,200       1,525,100
Fastenal Co. (a)                            13,100         568,212
Home Depot, Inc.                            27,900       1,881,506
Lowes Companies, Inc.                       18,200       1,277,413
Marks Brothers Jewelers, Inc. (a)           31,000         614,188
May Department Stores Co.                   25,000       1,587,500
MSC Industrial Direct Co. (a)               14,300         774,881

See Notes to Schedule of Investments.

COMMON STOCKS - continued                   SHARES    MARKET VALUE
RETAIL TRADE (continued)
Petco Animal Supplies Inc.                  35,012    $    682,734
Staples, Inc. (a)                           76,500       1,773,844
The Sports Authority Inc.                   49,000         802,375
Viking Office Products, Inc. (a)           101,700       2,364,525
                                                      -------------
                                                        13,852,278
                                                      -------------

TELECOMMUNICATIONS (5.2%)
ADC Telecommunications, Inc.                24,100         664,256
Airtouch Communications, Inc. (a)           33,000       1,614,937
IRI International Corp.                     53,000         649,250
IXC Communications, Inc.                    20,700       1,181,194
Mobile Telecommunication Technologies
   Corp. (a)                                20,746         466,785
Nokia Corp. ADR                             25,000       2,698,438
Sprint Corp.                                35,000       2,373,438
                                                      -------------
                                                         9,648,298
                                                      -------------

TRANSPORTATION (2.1%)
AMR Corp. (a)                               16,000       2,291,000
Hub Group, Inc., Class A (a)                24,500         684,469
U.S. Freightways Corp.                      26,900         968,400
                                                      -------------
                                                         3,943,869
                                                      -------------

TOTAL COMMON STOCKS (Cost $121,216,059)                185,635,617
                                                      -------------



                                            PAR            MARKET
REPURCHASE AGREEMENT (2.7%)                VALUE            VALUE

ABN Amro dated 3/31/98, 5.95%, to be
repurchased at $5,158,853 on 04/1/98,
collaterized by U.S. Treasury Notes
with various maturities to 2016,       $  5,158,000   $  5,158,000
with a current market value of                        -------------
$5,278,714

TOTAL INVESTMENTS (101.1%)
 (Cost $126,374,059)(b)                                190,793,617
OTHER ASSETS & LIABILITIES (NET)(-1.1%)                 (2,078,301)
                                                      -------------
NET ASSETS (100.0%)                                   $188,715,316
                                                      =============
NET ASSET VALUE PER SHARE
  (13,141,220 shares outstanding)                     $      14.36
                                                      =============


NOTES TO SCHEDULE OF INVESTMENTS
(a)  Non-income producing security
(b)  Gross unrealized appreciation
and depreciation of investments at
March 31, 1998 is as follows:
     Gross unrealized appreciation      $ 67,245,055
     Gross unrealized depreciation        (2,825,497)
                                        -------------
        Net unrealized appreciation     $ 64,419,558
                                        =============

Acronym               Name
-------   -----------------------------
  ADR      American Depository Receipt

               STATEMENT OF ASSETS AND LIABILITIES
                         March 31, 1998
                           (Unaudited)


ASSETS:
  Investment at market value
    (Identified cost $126,374,059)                  $190,793,617
  Cash                                                   128,029
  Receivable for Investments Sold                      1,475,780
  Dividends and interest receivable                      103,624
                                                    ------------
  Total assets                                      $192,501,050
                                                    ------------

LIABILITIES:
  Payable for investments purchased                    1,566,877
  Distributions payable to shareholders                1,751,677
  Management fees payable                                302,679
  Administrative and bookkeeping fees payable            115,591
  Accrued other expenses                                  48,910
                                                    ------------
Total Liabilities                                      3,785,734
                                                    ------------
NET ASSETS                                          $188,715,316
                                                    ============

NET ASSETS REPRESENTED BY:
  Paid-in capital (authorized 20,000,000 shares
     at $0.10 Par; 13,141,220 shares outstanding)   $125,652,816
  Undistributed net investment income                      2,633
  Accumulated net realized gains (losses) on
    investments less distributions                    (1,359,691)
  Net unrealized appreciation of investments          64,419,558
                                                  ---------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING
SHARES OF BENEFICIAL INTEREST ($14.36 PER SHARE)    $188,715,316
                                                  ===============

See Notes to Financial Statements.

                      STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED
                          MARCH 31, 1998
                            (UNAUDITED)
INVESTMENT INCOME:
  Dividends                                          $    457,036
  Interest                                                 45,269
                                                     ------------
    Total investment income                               502,305


EXPENSES:
  Management fees                     $   302,679
  Administrative fee                      100,893
  Bookkeeping fee                          14,698
  Custodian and transfer agent fees        21,972
  Proxy and shareholder
    communication expense                  17,694
  Printing expense                         13,326
  Legal and audit fees                     17,790
  Directors' fees and expense               8,262
  Miscellaneous expense                     2,358
                                     ------------
    Total expenses                                        499,672
                                                    -------------
  Net investment income                                     2,633

REALIZED AND UNREALIZED GAINS ON
  INVESTMENTS:
   Net realized gains on investments
    transactions:
    Proceeds from sales                16,344,292
    Cost of investments sold           14,822,565
                                     ------------
      Net realized gains on investment
       transactions                                     1,521,727

   Net unrealized appreciation of
    investments:
    Beginning of year                  42,214,044
    End of period                      64,419,558
                                     ------------
     Change in unrealized
       appreciation-net                                22,505,514
                                                     ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                    $ 23,729,874
                                                     ============

See Notes to Financial Statements.

                 STATEMENTS OF CHANGES IN NET ASSETS

                                     THREE MONTHS
                                        ENDED         YEAR ENDED
                                    MARCH 31, 1998   DECEMBER 31,
                                      (Unaudited)        1997
-----------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)       $      2,633    $   (272,697)
 Net realized gains on investment
  transactions                         1,521,727      16,539,356
 Change in unrealized appreciation-
  net                                 22,205,514      19,867,466
                                    -------------   -------------
 Net increase in net assets
  resulting from operations           23,729,874      36,134,125
                                    -------------   -------------

DISTRIBUTIONS DECLARED FROM:
 Net investment income                         -         (35,334)
 Net realized gains on investments    (4,528,188)    (15,385,610)
                                    -------------   -------------
 Total distributions                  (4,528,188)    (15,420,944)
                                    -------------   -------------

CAPITAL TRANSACTIONS:
 Increase in net assets from
  capital share transactions           2,776,511       9,386,884
                                    -------------   -------------
 Total increase in net assets         21,978,197      30,100,065

NET ASSETS:
 Beginning of period                 166,737,119     136,637,054
                                    -------------   -------------

 End of Period (including
  undistributed net investment
  income of $2,633 and $0,
  respectively)
                                    $188,715,316    $166,737,119
                                    ============    ============

                       FINANCIAL HIGHLIGHTS

                  Three Mos.
                    Ended
                  March 31,           Year Ended December 31,
                     1998    --------------------------------------
                 (Unaudited)  1997    1996    1995    1994   1993
-------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value at
beginning of year   $12.89  $11.27  $10.55  $ 9.95  $10.54  $10.28
                    ------- ------- ------- ------- ------- -------
Income from Investment
Operations:
Net investment income
 (loss)                 -    (0.02)   0.01    0.31   0.23     0.18
Net realized and
unrealized gains
(losses) on
securities            1.82    2.88    1.86    1.05  (0.24)    0.56
                    ------- ------- ------- ------- ------- -------

Total from Investment
Operations            1.82    2.86    1.87    1.36  (0.01)    0.74
                    ------- ------- ------- ------- ------- -------

Less Distributions:
Dividends from net
investment income        -       -   (0.01)  (0.31)  (0.23)  (0.18)
Distributions from
realized capital
      gains          (0.35)  (1.24)  (1.01)  (0.45)  (0.35)  (0.30)
                    ------- ------- ------- ------- ------- -------

Total Distributions  (0.35)  (1.24)  (1.02)  (0.76)  (0.58)  (0.48)
                    ------- ------- ------- ------- ------- -------
 Impact of shares
 issued in dividend
 reinvestment (a)        -       -   (0.13)      -       -       -
                    ------- ------- ------- ------- ------- -------
Total Distributions &
Reinvestments        (0.35)  (1.24)  (1.15)  (0.76)  (0.58)  (0.48)
                    ------- ------- ------- ------- -------.-------

Net asset value at
end of period       $14.36  $12.89  $11.27  $10.55  $ 9.95  $10.54
                    ======= ======= ======= ======= ======= =======

Per share market value
at end of period    $13.500 $11.938 $ 9.250 $ 9.375 $ 8.500 $10.250
                    ======= ======= ======= ======= ======= =======

TOTAL INVESTMENT RETURN
FOR SHAREHOLDERS: (b)
Based on net asset
 value              14.3%(c)  27.3%   18.3%   13.8%   (1.1%)   7.2%
Based on market
 price              16.0%(c)  43.6%    9.3%   19.3%  (11.6%)   7.2%

RATIOS AND SUPPLEMENTAL
DATA

Net assets at end of
period (millions)    $189       $167   $137    $120    $113   $125
Ratio of expenses to
average net assets   1.15% (d)  1.20%  1.35%   1.42%   1.51%  1.35%
Ratio of net investment
income to average
net assets           0.01% (d) (0.18%) 0.06%   2.87%   2.12%  1.71%
Portfolio turnover
rate                    8%        57%    51%     82%     50%    47%
Average commission
rate (e)          $0.0545    $0.0502 $0.0555      -       -      -
                  -------    ------- ------- ------- ------ -------

 (a) Effect of dividend reinvestment shares at a price below net asset value in accordance with the 1996 Automatic Dividend
Reinvestment and Cash Purchase Plan.
(b)  Calculated assuming all distributions reinvested.
(c)  Not annualized.
(d)  Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

See Notes to Financial Statements.

                  NOTES TO FINANCIAL STATEMENTS
                          March 31, 1998
                            (Unaudited)


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc. a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS
Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX-The Fund qualifies as a "regulated investment company". As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER-Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements.

NOTE 2. FEES PAID TO AFFILIATES
Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.75% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.25% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.5625% and 0.1875%, respectively, on average weekly net assets in excess of $125 million up to $250 million and to 0.375% and 0.125%, respectively on average weekly net assets in excess of $250 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.30% of the Fund's average weekly net assets in excess of $125 million up to $250 million and to 0.20% on average weekly net assets in excess of $250 million. Colonial Management Associates, Inc. (an affiliate of the Manager) provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million
 .

NOTE 3. CAPITAL TRANSACTIONS
During the period ended March 31, 1998, and the year ended December 31, 1997, distributions in the amount of $2,776,511 and $9,386,884, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 203,540 and 818,429 shares, respectively.


NOTE 4. SECURITIES TRANSACTIONS Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the period ended March 31, 1998 were $13,248,316 and $16,344,292, respectively.

The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.
The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS
All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.